Exhibit 10.3

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND
FIXTURE FILING

(JTS PORT PROPERTY)

From

JEFFERSON 2020 BOND BORROWER LLC as a Grantor

And

JEFFERSON 2020 BOND LESSEE LLC as a Grantor

To

KEN N. WHITLOW
as Deed of Trust Trustee for the benefit of
DEUTSCHE BANK NATIONAL TRUST COMPANY
As Beneficiary

Dated as of: June 20, 2024 Relating to Premises in: Jefferson County, Texas

After recording, please return to:

DEUTSCHE BANK NATIONAL TRUST COMPANY
c/o Deutsche Bank National Trust Company
60 Wall Street, 24th Floor
Mail Stop: NYC60-2405
New York, New York 10005
Attention: Corporates Team, Port of Beaumont Navigation
District of Jefferson County, Texas

THIS DEED OF TRUST SECURES FUTURE ADVANCES. THIS DEED OF TRUST SERVES AS A FIXTURE FILING UNDER SECTION 9.502 OF THE TEXAS BUSINESS AND COMMERCE CODE.

STATE OF TEXAS	)
)
COUNTY OF JEFFERSON	)

DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING

(JTS PORT PROPERTY)

This DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING (this “Deed of Trust”) is dated as of June 20, 2024 (the “Effective Date”), and made by JEFFERSON 2020 BOND BORROWER LLC, a Delaware limited liability company (the “Borrower”) having its chief executive office at c/o Jefferson Gulf Coast Energy Partners LLC, 811 Louisiana, Suite 2300, Houston, Texas 77002, and JEFFERSON 2020 BOND LESSEE LLC, a Delaware limited liability company having its chief executive office at c/o Jefferson Gulf Coast Energy Partners LLC, 811 Louisiana, Suite 2300, Houston, Texas 77002 (the “Lessee”, and together with Borrower, the “Grantors”, and each individually, a “Grantor”), in favor of KEN N. WHITLOW, as trustee herein (hereinafter referred to in such capacity as “Deed of Trust Trustee”) having an office and notice address at Whitlow Law Firm, PLLC, 7675 Folsom, Bldg. 100, Beaumont, Texas 77706, for the benefit of DEUTSCHE BANK NATIONAL TRUST COMPANY, in its capacity as the Collateral Agent acting on behalf of itself and the other Secured Parties under, and as such terms are defined in, the Collateral Agency Agreement (defined below) (hereinafter referred to in such capacity as the “Beneficiary”), whose address for notice hereunder is 60 Wall Street, 24th Floor, Mail Stop: NYC60-2405, New York, New York 10005, Attention: Corporates Team, Port of Beaumont Navigation District of Jefferson County, Texas.

PRELIMINARY STATEMENT

This Deed of Trust is being delivered to and accepted by Beneficiary to grant a first priority deed of trust lien and security interest on the Grantors’ leasehold interests under the Mortgaged Leases as well as all of Grantors’ rights, titles and interests in and to the rest of the Mortgage Estate (as defined below), to secure the Secured Obligations as described below; and

WHEREAS, the Port of Beaumont Navigation District of Jefferson County, Texas, a conservation and reclamation district established and existing under the laws of the State of Texas (the “Port Issuer” or the “Lessor”) is authorized and empowered by the laws of the State of Texas (the “State”), and in particular, under Article XVI, Section 59, of the Texas Constitution, and pursuant to Chapter 147, Acts of the 51st Legislature of Texas, Regular Session, 1949, as amended (the “Prior Act”) and Chapter 5010, Special District Local Laws Code (Act of September 1, 2019, 86th Legislature Regular Session, HB 4666) (the “Modernization Act”, and together with the Prior Act, the “Act”); Chapter 60, Texas Water Code, as amended; and Chapter 1201, Texas Government Code, as amended, to issue revenue bonds for the purpose of financing and refinancing improvements to the port facilities of the Port Issuer; and

WHEREAS, pursuant to the Port Indenture, the Port Issuer is issuing on the Closing Date the Series 2024A Bonds in the aggregate principal amount of $164,425,000 and the Taxable Series 2024B Bonds in the aggregate principal amount of $217,870,000 (the Series 2024A Bonds and Taxable Series 2024B Bonds, collectively, the “Series 2024 Bonds”).  The proceeds of the Series 2024 Bonds will be applied to: (a) in the case of the Series 2024A Bonds, pay for or reimburse the cost of: (1) the purchase by the Port Issuer of an approximately 52-acre waterfront property (the “JTS Port Property”) located within an approximately 596-acre industrial complex in Nederland, Jefferson County, Texas (the “Jefferson Terminal South Site”) owned, prior to the transactions contemplated in connection with the issuance of the Series 2024 Bonds, by Jefferson Terminal South LLC (“Jefferson South”), an Affiliate of Jefferson (as defined herein) (the “Series 2024A Land Purchase Project”), (2) the development, construction and acquisition of a new barge and ship dock and associated facilities for the loading and unloading of products including blue ammonia, to be located on the JTS Port Property (the “2024 Tax-Exempt Facilities”), replacing an existing barge and ship dock (the “Series 2024A Dock Project,” and, together with the Series 2024A Land Purchase Project, the “Series 2024A Project”); (b) in the case of the Taxable Series 2024B Bonds, (1) refund, redeem, and defease in full the existing Taxable Series 2020B Bonds (as defined herein), the proceeds of which were used to pay for or reimburse the cost of development, construction and acquisition of certain Jefferson facilities for the transport, loading, unloading, and storage of petroleum products, including certain tank, train and other infrastructure projects, (2) pay for or reimburse the cost of the purchase by Jefferson of an approximately 519-acre property within the Jefferson Terminal South Site (the “JTS Conveyed Property”), but only to the extent such cost is attributable to the portion of JTS Conveyed Property that is Taxable Series 2024B Land (as defined herein) (the “Taxable Series 2024B Land Purchase Project”), and (3) pay for or reimburse the cost of implementing bidirectional product flow capability on an existing operational Jefferson pipeline that is used for the transport of petroleum products (the “Taxable Series 2024B Pipeline Reversal Project” and, together with the Taxable Series 2024B Land Purchase Project, the “Taxable Series 2024B Project”); (c) fund debt service, operating reserve and funded interest accounts; and (d) pay for or reimburse certain costs of issuance of the Series 2024 Bonds; and

WHEREAS, upon the issuance of the Taxable Series 2024B Bonds, the Port Issuer, pursuant to that certain Second Amended and Restated Senior Loan Agreement dated as of June 1, 2024, and effective as of June 20, 2024, between the Port Issuer and the Borrower (as amended, restated, amended and restated or otherwise modified from time to time, the “Port Senior Loan Agreement”) shall loan part of the proceeds of the Taxable Series 2024B Bonds to the Borrower to finance, pay or reimburse the costs of the Taxable Series 2024B Project; and

WHEREAS, the Borrower, the Lessee and the Port Issuer have entered into that certain Ground Lease and Agreement dated as of June 1, 2024, and effective as of June 20, 2024 (as amended, restated, amended and restated or otherwise modified from time to time, the “Ground Lease”), pursuant to which, inter alia, the Port Issuer has leased the Leased Premises (as defined therein) to the Lessee and the Borrower; and

WHEREAS, upon the issuance of the Series 2024A Bonds, the Port Issuer and the Lessee are entering into that certain Facilities Lease and Development Agreement (the “Facilities Lease”), dated as of June 1, 2024, and effective as of June 20, 2024 (as may be amended, restated, amended and restated or otherwise modified from time to time), pursuant to which the Lessee shall construct, or cause to be constructed, and shall lease the 2024 Tax-Exempt Facilities from the Port Issuer; and

WHEREAS, pursuant to a Sublease Agreement dated as of June 20, 2024, between the Lessee and the Borrower (as may be amended, restated, amended and restated or otherwise modified from time to time, the “Facilities Sublease”), the Lessee is subleasing the 2024 Tax-Exempt Facilities to Borrower for Borrower’s use of the 2024 Tax-Exempt Facilities in exchange for Borrower’s promise to pay amounts equivalent to the amounts payable by the Lessee to the Port Issuer under the Facilities Lease; and

WHEREAS, pursuant to the Security Agreement (as defined in the Collateral Agency Agreement) and certain other Security Documents (as defined in the Collateral Agency Agreement), the Grantors have granted a first-priority security interest in, to and under the Collateral, subject to Permitted Security Interests (as defined in the Senior Loan Agreements) as security for the payment and performance of all the Secured Obligations, including the Bonds, in accordance with such Security Documents;

WHEREAS, each Grantor acknowledges that this Deed of Trust is additional to and does not amend or supersede the Existing Deed of Trust and the Series 2024B Taxable Land Deed of Trust, and all Indebtedness and Secured Obligations secured by, and other obligations of, such Grantor under the Existing Deed of Trust and the Series 2024B Taxable Land Deed of Trust shall continue in full force and effect; and

WHEREAS, it is the intent of each Grantor, the Deed of Trust Trustee, and the Beneficiary that, from and after the Effective Date, all references to a “Deed of Trust” contained in the Financing Documents shall be deemed to include, without limitation, this Deed of Trust.

This Deed of Trust constitutes a “construction mortgage” as described in Section 9.334 of the Texas Business and Commerce Code to the extent that it secures an obligation incurred for the construction of the improvements on the real property herein described.

AGREEMENT

DEFINITIONS

As used herein, the following terms shall have the following meanings:

“2024 Tax-Exempt Facilities” means the infrastructure to be constructed and operated by, and leased to, Lessee, and owned by Lessor, as set forth in the Facilities Lease.

“Additional Parity Bonds” means any Additional Parity Bonds issued pursuant to either of the Indentures.

“Affiliate” shall have the meaning assigned to such term in the Collateral Agency Agreement.

“Bankruptcy Code” shall have the meaning assigned to such term in Section 5.5(iii) hereof.

“Bankruptcy Law” shall mean the Bankruptcy Code and any other state or federal insolvency, reorganization, moratorium or similar law for the relief of debtors.

“Beneficiary” shall have the meaning assigned to such term in the preamble to this Deed of Trust.

“Bonds” shall mean the Series 2020 Bonds, the Series 2021 Bonds, the Series 2024 Bonds and any Additional Parity Bonds issued from time to time.

“Borrower” shall have the meaning assigned to such term in the preamble to this Deed of Trust.

“Closing Date” shall mean the date on which the Series 2024A Bonds and Taxable Series 2024B Bonds have been issued, authenticated and delivered in accordance with the Port Indenture.

“Code” shall have the meaning assigned to such term in Section 1.1 hereof.

“Collateral” shall have the meaning assigned to such term in the Collateral Agency Agreement.

“Collateral Agency Agreement” shall mean the Second Amended and Restated Collateral Agency, Intercreditor and Accounts Agreement dated as of June 1, 2024, and effective as of June 20, 2024, by and among Borrower, Lessee,  UMB Bank, N.A., in its capacity as trustee on behalf of the owners of the Series 2024 Bonds, the Series 2021A Bonds and the Series 2020 Bonds, Deutsche Bank National Trust Company, in its capacity as Collateral Agent on behalf of itself and the other Secured Parties, Deutsche Bank National Trust Company, in its capacity as securities intermediary and account bank, and each other Secured Party that becomes a party hereto.

“Collateral Agent” shall have the meaning assigned thereto in the Collateral Agency Agreement.

“Construction and Operating Agreement” shall mean the Construction and Operating Agreement dated as of June 20, 2024, by and among Borrower, Lessee and Operator, solely to the extent it relates to activities upon the JTS Port Property.

“Control” shall have the meaning assigned to such term in the Collateral Agency Agreement.

“Deed of Trust” shall have the meaning assigned to such term in the preamble.

“Deed of Trust Trustee” shall have the meaning assigned to such term in the preamble to this Deed of Trust.

“Default Rule” shall have the meaning assigned to such term in Section 2.3 hereof.

“Easements” shall mean (a) the rights, interests and estates of each Grantor created under those certain servitudes, easements, rights of way, privileges, franchises, prescriptions, licenses, and/or other rights described in Exhibit D, attached hereto, and (b) all of each Grantor’s right, title and interest in any other servitudes, easements, rights of way, privileges, prescriptions, franchises, licenses, and/or other rights (whether presently existing or hereafter created and whether now owned or hereafter acquired by operation of law or otherwise) that, in each case, encumbers or burdens any land wheresoever located, and benefits the JTS Port Property or is used, held for use in connection with, or in any way related to the Series 2024A Project or the Mortgaged Leases, in each case together with any amendments, renewals, extensions, supplements, modifications or other agreements related thereto.

“Event of Default” means the failure to pay and perform the Secured Obligations as required under the Facilities Lease, the Ground Lease, the Facilities Sublease, the Collateral Agency Agreement, the Indentures, the Senior Loan Agreements, or any other Secured Obligation Document, as applicable, which failure exists beyond the cure periods that exists therein.

“Excluded Swap Obligations” shall have the meaning assigned to such term in the Collateral Agency Agreement.

“Existing Deed of Trust” shall mean that certain Amended and Restated Deed of Trust, Security Agreement, Financing Statement and Fixture Filing, dated as of August 18, 2021, as it may be amended, restated, replaced, amended and restated, or modified from time to time, executed by the Lessee, the Borrower, and certain Affiliates thereof for the benefit of the Collateral Agent, recorded on August 18, 2021 under Clerk’s File No. 507535 of the Official Public Records of Orange County, Texas.

“Financing Documents” shall have the meaning assigned to such term in the Port Senior Loan Agreement.

“Facilities Lease” shall have the meaning assigned thereto in the Preliminary Statement.

“Facilities Sublease” shall have the meaning assigned thereto in the Preliminary Statement.

“Governmental Authority” means any administrative or governmental body having or asserting jurisdiction over the relevant person, activity, event or circumstance in the context in which such term is used.

“Ground Lease ” shall have the meaning assigned thereto in the Preliminary Statement.

“IDA Indenture” means that certain Indenture of Trust dated August 1, 2021 between the IDA Issuer and UMB Bank, N.A.(as successor to Deutsche Bank National Trust Company), as it may be amended, restated, replaced, amended and restated or modified from time to time.

“IDA Issuer” means the Port of Beaumont Industrial Development Authority of Jefferson County, Texas.

“IDA Senior Loan Agreement” means that certain Senior Loan Agreement (as may be amended, restated, supplemented, or otherwise modified from time to time), dated as of August 1, 2021, entered into by and between the IDA Issuer and the Borrower.

“Improvements” shall have the meaning assigned to such term in the Granting Clause.

“Indentures” means, collectively, the Port Indenture and the IDA Indenture..

“Indebtedness” shall mean, collectively, “Indebtedness” as defined in the Facilities Lease, “Indebtedness” as defined in the Port Senior Loan Agreement, and “Indebtedness” as defined in the IDA Senior Loan Agreement.

“JTS Conveyed Property” shall have the meaning assigned to such term in the Preliminary Statement.

“JTS Port Property” shall have the meaning assigned to such term in the Preliminary Statement.

“Jefferson” shall mean Borrower and Lessee.

“Jefferson-Owned Property” shall have the meaning assigned to such term in the Ground Lease.

“Jefferson South” shall have the meaning assigned to such term in the Preliminary Statement.

“Jefferson Terminal South Site” shall have the meaning assigned to such term in the Preliminary Statement.

“Land” shall have the meaning assigned to such term in the Granting Clause.

“Landlord” means (in its capacity as such) any landlord, lessor, sublandlord, sublessor, franchisor, licensor or grantor, as applicable.

“Leased Premises” has the meaning assigned thereto in the Ground Lease.

“Leases” shall have the meaning assigned to such term in the Granting Clause.

“Lessor” shall have the meaning assigned thereto in the preamble to this Deed of Trust.

“Lessee” shall have the meaning assigned thereto in the preamble to this Deed of Trust.

“Modernization Act” shall have the meaning assigned to such term in the Preliminary Statement.

“Mortgage Estate” shall have the meaning assigned to such term in the Granting Clause.

“Mortgaged Leases” means, collectively, (i) the Ground Lease, (ii) the Facilities Lease, and (iii) the Facilities Sublease, in each case, together with all amendments thereto, assignments, modifications, extensions and renewals thereof, and all credits, deposits, options, privileges and rights of any of the Grantors as tenant thereunder, including, but not limited to, rights of first refusal, if any, rights, if any, to renew or extend for a succeeding term or terms, and options to purchase, if any, all or any portion of the respective premises demised thereunder.

“Ordinary Course Settlement Payments” shall have the meaning assigned to such term in the Collateral Agency Agreement.

“Operator” shall mean Jefferson South or any successor thereto under the Construction and Operating Agreement.

“Permitted Encumbrances” means those matters currently of public record, those matters listed in Exhibit E attached hereto, and any additional matters hereafter arising that constitutes a Permitted Security Interest.

“Permitted Security Interest” shall have the meaning assigned to such term in the Senior Loan Agreements.

“Person” shall have the meaning assigned to such term in the Collateral Agency Agreement.

“Personal Property” shall have the meaning assigned to such term in the Granting Clause.

“Personalty” shall have the meaning assigned to such term in Section 1.10 hereof.

“Permits, Plans and Warranties” shall have the meaning assigned thereto in the Granting Clause.

“Port Indenture” means that certain Indenture of Trust dated February 1, 2020 between the Port Issuer and the Trustee (as successor to Deutsche Bank National Trust Company), as amended and supplemented by that certain First Supplemental Indenture of Trust, dated as of August 1, 2021, and by that certain Second Supplemental Indenture of Trust dated as of June 1, 2024, and effective as of June 20, 2024, as it may be amended, restated, replaced, amended and restated or modified from time to time.

“Port Issuer” shall have the meaning assigned thereto in the Preliminary Statement.

“Port Senior Loan Agreement” means that certain Second Amended and Restated Senior Loan Agreement, as amended, restated, supplemented or otherwise modified from time to time dated as of June 1, 2024, and effective as of June 20, 2024, by and between Port Issuer and Borrower.

“Premises” shall have the meaning assigned to such term in the Granting Clause.

“Prior Act” shall have the meaning assigned to such term in the Preliminary Statement.

“Proceeds” shall have the meaning assigned to such term in the Granting Clause.

“Project” means collectively, the Series 2024A Project and the Taxable Series 2024B Project.

“Rents” shall have the meaning assigned to such term in the Granting Clause.

“Secured Creditors” shall have the meaning assigned to such term in the Collateral Agency Agreement.

“Secured Obligations” shall mean collectively, without duplication: (a) the Bonds, (b) all of the Indebtedness, financial liabilities and obligations, of whatsoever nature and however evidenced of each Grantor (including, but not limited to, principal, interest, make-whole amount, premium, fees, reimbursement obligations, Ordinary Course Settlement Payments, Swap Termination Payments, indemnities and legal and other expenses, whether due after acceleration or otherwise) to any of the Secured Parties in their capacity as such under the Secured Obligation Documents, other than the Bonds; (c) any and all sums advanced by the Agents (as defined in the Collateral Agency Agreement) in order to preserve the Collateral or preserve the security interest in the Collateral in accordance with the Security Documents; and (d) in the event of any proceeding for the collection or enforcement of the obligations described in clauses (a), (b) or (c) above, after a Secured Obligation Event of Default has occurred and is continuing and unwaived, the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights under the Security Documents; provided that the Secured Obligations shall not include any Excluded Swap Obligations.

“Secured Obligation Documents” shall have the meaning assigned to such term in the Collateral Agency Agreement.

“Secured Parties” shall have the meaning assigned to such term in the Collateral Agency Agreement.

“Security Agreement” shall have the meaning assigned to such term in the Collateral Agency Agreement.

“Security Documents” shall have the meaning assigned to such term in the Collateral Agency Agreement.

“Senior Loan Agreements” means the Port Senior Loan Agreement and the IDA Senior Loan Agreement.

“Series 2020 Bonds” shall mean, collectively, (i) the series of bonds designated Port of Beaumont Navigation District of Jefferson County, Texas Facility Revenue Bonds, Series 2020A (Jefferson Gulf Coast Energy Project) in the principal amount of $184,920,000, and (ii) the series of bonds designated Port of Beaumont Navigation District of Jefferson County, Texas Facility Revenue Bonds, Taxable Series 2020B (Jefferson Gulf Coast Energy Project) in the principal amount of $79,060,000, which will be redeemed or defeased in full with a portion of the proceeds of the Taxable Series 2024B Bonds.

“Series 2021 Bonds” shall mean, collectively, (i) the series of bonds designated Port of Beaumont Navigation District of Jefferson County, Texas Dock and Wharf Facility Revenue Bonds, Series 2021A (Jefferson Gulf Coast Energy Project) in the aggregate principal amount of $225,000,000, and (ii) the series of bonds designated Port of Beaumont Industrial Development Authority Facility Revenue Bonds, Taxable Series 2021B (Jefferson Gulf Coast Energy Project) in the aggregate principal amount of $200,000,000.

“Series 2024 Bonds” shall have the meaning assigned thereto in the Preliminary Statement.

“Series 2024A Bonds” shall have the meaning assigned thereto in the Preliminary Statement.

“Series 2024A Dock Project” shall have the meaning assigned thereto in the Preliminary Statement.

“Series 2024A Land Purchase Project” shall have the meaning assigned thereto in the Preliminary Statement.

“Series 2024A Project” shall have the meaning assigned thereto in the Preliminary Statement.

“Series 2024B Taxable Land Deed of Trust” shall mean that certain Deed of Trust, Security Agreement, Financing Statement and Fixture Filing, to be dated as of the Closing Date or prior thereto, as it may be amended, restated, replaced, amended and restated, or modified from time to time, executed by the Borrower, granting a lien on and security interest in (a) Borrower’s right, title and interest in the Taxable Series 2024B Land, (b) Borrower’s right, title and interest, if any, in and to all pipeline systems, buildings, fixtures, modifications, replacements, improvements, easements, rights-of-way, air/water/development rights, machinery and equipment thereon or with respect thereto, to the trustee thereunder for the benefit of the Deed of Trust Trustee and the Collateral Agent.

“State” shall mean the State of Texas.

“Swap Termination Payment” shall have the meaning assigned to such term in the Collateral Agency Agreement.

“Taxable Series 2020B Bonds”  shall mean the Port of Beaumont Navigation District of Jefferson County, Texas Facility Revenue Bonds, Taxable Series 2020B (Jefferson Gulf Coast Energy Project) in the aggregate principal amount of $79,060,000, which were issued by the Issuer on February 11, 2020 and which will be redeemed or defeased in full with a portion of the proceeds of the Taxable Series 2024B Bonds.

“Taxable Series 2024B Bonds” shall have the meaning assigned thereto in the Preliminary Statement.

“Taxable Series 2024B Land” shall mean the JTS Conveyed Property, excluding the portion that is JTS Port Property. Approximately 467 acres.

“Taxable Series 2024B Land Purchase Project” shall have the meaning assigned thereto in the Preliminary Statement.

“Taxable Series 2024B Pipeline Reversal Project” shall have the meaning assigned thereto in the Preliminary Statement.

“Taxable Series 2024B Project” shall have the meaning assigned thereto in the Preliminary Statement.

“Taxes” means any present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tenant” means any tenant, lessee, sublessee, franchisee, licensee, grantee or obligee, as applicable.

“365(h) Election” shall mean either of the Grantors’ election to treat the Mortgaged Leases or the Easements as terminated under Section 365(h) of the Bankruptcy Code or any similar Bankruptcy Law, or any comparable right provided under any other Bankruptcy Law, together with all rights, remedies and privileges related thereto.

The terms, covenants and provisions of the Bonds, Indentures, Facilities Lease, Ground Lease, the Senior Loan Agreements, Security Agreement and Collateral Agency Agreement are incorporated into this Deed of Trust by this reference. All persons from time to time having an interest in all or any portion of the Mortgage Estate are hereby placed on notice of all of the terms, covenants and provisions of the instruments incorporated herein and that copies of same may be obtained by those having an appropriate interest in the Mortgage Estate or any portion thereof upon written request to the Beneficiary at the address set forth on the first page of this Deed of Trust.  Any such request shall include the name and address of the requesting party and also contain a brief explanation of the nature and reason for such request.

GRANTING CLAUSE

NOW, THEREFORE, IN CONSIDERATION OF the foregoing and subject to the last paragraph of this granting clause, as security for the payment or performance, as the case may be, in full of the Secured Obligations, each of the Grantors does, by these presents, hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN, WARRANT and SET OVER to the DEED OF TRUST TRUSTEE, in trust with power of sale and right of entry and possession, for the use and benefit of the BENEFICIARY for the benefit of the Secured Parties any and all of such Grantor’s ownership, leasehold, easement and other present and future rights, title and interest in, to, under and derived from or with respect to all of the following described property, including, but not limited to, all fixtures, accessories, attachments, and equipment pertaining thereto, subject only to Permitted Encumbrances (collectively, the “Mortgage Estate”):

(1)          (a) the Mortgaged Leases, including in particular the leasehold estates of such Grantor created by the Mortgaged Leases in the Leased Premises, together with (b) all rights, privileges, tenements, and hereditaments in any ways appurtenant to the Leased Premises, including, to the extent fulfilling the foregoing: the Easements, all other easements and rights-of-way over adjoining land granted under any easement or servitude agreements, all covenants or restrictive agreements, all air rights, mineral rights, water rights, oil and gas rights and development rights, if any, relating to the Leased Premises, and all other easements, servitudes, rights, privileges, interests, hereditaments and appurtenances thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Grantors in the Leased Premises and in the streets, ways, alleys, strips or gores of land adjacent thereto, either in law or in equity, in possession or expectancy, in each of the foregoing cases, whether now held or hereafter acquired (collectively, the Leased Premises and the other land burdened by the encumbrances described in this paragraph (1) being referred to herein as the “Land”);

(2)            the Construction and Operating Agreement;

(3)           to the extent not included in paragraph (1), above, all interests, estates and other claims, both in law and equity, that such Grantor now has or may hereafter acquire in all easements, rights of way and rights used in connection with the Land or Improvements;

(4)            [Not used]

(5)         All of such Grantor’s fee or leasehold interest, as applicable, (whether now owned or hereafter acquired, by operation of law or otherwise) in and to all improvements, fixtures, and other real/immovable and/or personal/movable property (including, without limitation, all equipment, tanks, trains, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, metering stations, fittings, pipe, pipe connector, valves, regulators, drips, storage facilities, absorbers, heaters, dehydrators, and power, telephone and telegraph lines) located on or under the Land, or that in any way relate to the Ground Lease and/or the Facilities Lease, and all other buildings, improvements, other constructions and other improvements of every kind or description and any component part or parts thereof, structures, paving, parking areas, walkways and landscaping now or hereafter erected or located upon the Land, and all fixtures of every kind and type affixed to, attached to or forming part of any structures, buildings or improvements and replacements thereof now or hereafter erected or located upon the Land, including, but not limited to, the 2024 Tax-Exempt Facilities (the “Improvements”; and the Land and Improvements are collectively referred to herein as the “Premises”);

(6)          all other apparatus, appliances, building materials, equipment, fittings, furnishings, furniture, machinery and other articles of tangible personal property of every kind and nature, and replacements thereof, now or at any time hereafter placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Premises, including all of such Grantor’s books and records relating thereto and including all pumps, tanks, goods, machinery, tools, equipment, lifts (including, if any, fire sprinklers and alarm systems, fire prevention or control systems, cleaning rigs, air conditioning, heating, boilers, refrigerating, electronic monitoring, water, loading, unloading, lighting, power, sanitation, waste removal, communications, computers, window or structural, maintenance, truck or car repair and all other equipment of every kind), walk-in coolers, signs (indoor and outdoor), computer systems, cash registers and inventory control systems, all HVAC equipment, electronic data processing, telecommunications or computer equipment, refrigeration, elevators, utility systems, drainage facilities, lighting facilities, all water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utility equipment and facilities, pipes, fittings and all other apparatus, equipment, furniture, furnishings, and articles used in connection with the use or operation of the Premises (the “Personal Property”), it being understood that the enumeration of any specific articles of property shall in no way result in or be held to exclude any items of property not specifically mentioned, nor result in or be held to include any such items that may be present on the Premises but not owned by such Grantor;

(7)           all general intangibles owned or leased by such Grantor (or held in the name of the Operator, solely to the extent so held at the request and for the benefit of such Grantor pursuant to any express provision to that effect in the Construction and Operating Agreement) and relating to design, development, operation, management and use of the Premises, including, in each case if and to the extent held as aforesaid: (a) all certificates of occupancy, zoning variances, building, use or other permits, approvals, variances, land use entitlements, licenses, franchises, agreements, authorizations and consents obtained from, and all materials prepared for filing or filed with, any Governmental Authority in connection with the development, use, operation or management of the Premises, or now or hereafter required for all states of construction, modifying, upgrading, developing, operating, or decommissioning the 2024 Tax-Exempt Facilities, or in connection with the operation thereof or the treating, handling, storing, processing or marketing of hydrocarbons or other products on the Premises, and all renewals or replacements of the foregoing or substitutions for the foregoing, (b) all construction, service, engineering, consulting, equipment leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Premises, (c) all architectural drawings, plans, specifications, soil tests, feasibility studies, appraisals, environmental studies, engineering reports and similar materials relating to any portion of or all of the Premises, and (d) all payment and performance bonds or warranties or guarantees relating to the Premises, but, in respect of all of the foregoing, only to the extent assignable (the “Permits, Plans and Warranties”);

(8)          all leases or licenses (under which such Grantor is landlord or licensor) and subleases (under which such Grantor is sublandlord) other than the Facilities Sublease, concession, management, or other agreements of a similar kind (other than the Construction and Operating Agreement and the Mortgaged Leases) that permit the use or occupancy of the Premises for any purpose in return for any payment by or to such Grantor, or mineral agreements that permit the extraction or taking of any gas, oil, water or other minerals from the Premises in return for payment of any fee, rent or royalty by or to such Grantor (collectively, “Leases”), and all agreements or contracts for the sale or other disposition, by or to such Grantor, of any interest in all or any part of the Premises, in each case whether now existing or hereafter entered into by such Grantor, together with all charges, fees, income, profits, receipts, rents, revenues or royalties payable thereunder (“Rents”);

(9)           all real estate tax refunds and all proceeds of the conversion, voluntary or involuntary, of any of the Mortgage Estate into cash or liquidated claims and not otherwise payable to tenants under the Leases, including proceeds of insurance maintained by or for the benefit of such Grantor, condemnation awards, any awards that may become due by reason of the taking by eminent domain or any transfer in lieu thereof of the whole or any part of the Premises or any rights appurtenant thereto, and any awards for change of grade of streets (“Proceeds”), together with any and all moneys now or hereafter on deposit for the payment of real estate taxes, assessments or common area charges levied against the Mortgage Estate, unearned premiums on policies of fire and other insurance maintained by or for the benefit of such Grantor covering any interest in the Mortgage Estate or required by the Indenture or the Senior Loan Agreement;

(10)         to the extent not included in paragraph (9), above, such Grantor’s right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Mortgaged Leases, the Easements, Leases, Improvements, or Personal Property, including but not limited to those for any vacation of, or change in grade in, any streets affecting the Land, Mortgaged Leases, the Easements, Leases, Improvements, or Personal Property, and those for municipal utility district or other utility costs incurred or deposits made in connection with the Land, Mortgaged Leases, the Easements and Leases; and

(11)       all extensions, improvements, betterments, renewals, substitutes and replacements of and all additions and appurtenances to, the Premises, the Personal Property, the Permits, Plans and Warranties, the Easements, and the Leases, hereinafter acquired by such Grantor, or constructed, assembled or placed by such Grantor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, deed of trust, conveyance, assignment or other act by such Grantor, all of which shall become subject to the lieu of this Deed of Trust as fully and completely, and with the same effect, as though now owned by such Grantor and specifically described herein.

Provided that the Mortgage Estate shall not extend to any contract, contract right, license, permit, privileges or other asset which by its terms prohibits the granting of a security interest in such asset arising or which contains or is subject to a restriction on assignment; provided further that any of the foregoing exclusions shall not apply if (x) such prohibition has been waived or such other Person has otherwise consented to the creation hereunder of a security interest in such agreement, or (y) such prohibition would be rendered ineffective pursuant to Section 9-406, 9-407 or 9-408 of Article 9 of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law or principles of equity; and provided further that nothing in this paragraph shall be deemed to permit any action prohibited by this instrument or by terms incorporated in this instrument.

ARTICLE I.

Representations, Warranties and Covenants of Grantors

Each Grantor agrees, covenants, represents and/or warrants as follows:

SECTION 1.1           Title, Deed of Trust Lien.

(a)          As of the Effective Date, such Grantor has good and valid recorded title to the real property interests that comprise the leasehold and easement estates granted to and held by such Grantor as of the Effective Date under the Mortgaged Leases and the Easements, as applicable, and is possessed of the Premises leased or owned, as applicable, thereunder, in each case subject only to Permitted Encumbrances. It is acknowledged that such Grantor’s intention is to mortgage and affect hereby the entirety of the interest that such Grantor owns in all of the Mortgaged Leases and the Easements, whether now or hereafter, and as a consequence thereof, if for any reason the interest of such Grantor in any Mortgaged Lease or any Easement in fact exceeds the ownership interests specified in Exhibit A and/or Exhibit D, such Grantor agrees that this Deed of Trust creates (i) a valid first lien and security interest in the entirety of the interest comprised in the Mortgage Estate with respect to such Grantor (whether such interests are equal to or greater than the ownership interests specified in Exhibit A and/or Exhibit D), and (ii) a valid subsisting first assignment of the Leases and Rents not covered by Chapter 9 of the Texas Business and Commerce Code.

(b)           This Deed of Trust has been duly executed and delivered by such Grantor.

(c)           The recordation of this Deed of Trust (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect the lien of this Deed of Trust, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Grantor or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Grantor or its assets, or give rise to a right thereunder to require any payment to be made by such Grantor, except to the extent such violation could not reasonably be expected to have a Material Adverse Effect (as such term is defined in either the Port Senior Loan Agreement or the IDA Senior Loan Agreement), and (iv) will not result in the creation or imposition of any lien on any asset of such Grantor, except the lien of this Deed of Trust.

(d)           This Deed of Trust when duly recorded in the public records of the county where the Premises are located will create a valid, perfected and enforceable lien upon and security interest in all of the Mortgage Estate for which the recording of a lien and security interest is required.

(e)           Such Grantor will forever warrant and defend its title to the Mortgage Estate, the rights of the Deed of Trust Trustee and Beneficiary therein under this Deed of Trust, and the validity and priority of the lien of this Deed of Trust thereon, against the claims of all persons and parties except those having rights under Permitted Encumbrances, and will maintain and preserve the lien created hereby, in each case so long as any of the Secured Obligations secured hereby remains unpaid.

(f)          The Mortgage Estate shall be used by such Grantor only for the development, construction, ownership, maintenance, improvement and operation of the Project, and for no other use without the prior written consent of the Beneficiary, such consent not to be unreasonably withheld, conditioned or delayed.  This Deed of Trust is given for, and the Mortgage Estate shall be used for, a business or commercial purpose and not for residential, household or family purposes.

(g)         Subject to the provisions of the Collateral Agency Agreement, the Grantors shall pay when due and without offset, counterclaim or defense all of the obligations required to be performed or paid by Grantors under this Deed of Trust.  Each Grantor shall fully and faithfully observe and comply in all respects with the terms, provisions, conditions, covenants and agreements on the part of such Grantor to be observed and performed under this Deed of Trust, the Indentures, the Senior Loan Agreements, the Collateral Agency Agreement, the Facilities Lease, the Ground Lease, the Facilities Sublease and the Financing Documents.

(a)           No Grantor shall agree to subordinate or consent to the subordination of its interests under any Mortgaged Lease, Easement, Permits, Plans or Warranties or any other contract related to the Mortgage Estate to any mortgage lien, whether now existing or hereafter created, other than Permitted Encumbrances, without the prior written consent of Beneficiary.

(h)           None of the Permitted Encumbrances, individually or in the aggregate, materially interferes with the benefits of the security intended to be provided by this Deed of Trust, materially and adversely affects the value of the Mortgage Estate, materially impairs the use or the operation of the Mortgage Estate, or materially impairs any Grantor’s ability to pay its obligations in a timely manner.

(i)            Each Grantor is a limited liability company, duly created, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and all governmental certificates of authority, licenses, permits, qualifications and documentation to own, lease and operate its properties and to carry on its business as now being, and as proposed to be, conducted.

(j)           As of the date of this Deed of Trust, (i) the cover page to this instrument lists the legal name of each Grantor, each as registered in the jurisdiction in which such Grantor is organized, formed or incorporated, and (ii) each Grantor is not now and has not been known by any trade name or assumed name.

(k)          Neither Grantor (nor, if either Grantor is a disregarded entity under the Code, any entity which directly or indirectly owns and controls such Grantor) is a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the “Code”), Sections 1445 and 7701 (i.e., Grantor and/or, if Grantor is a disregarded entity, its controlling owner is not a nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

SECTION 1.2         Secured Obligations. Each Grantor expressly covenants and agrees to pay when due, and to timely perform, the Secured Obligations in accordance with the terms of the Secured Obligation Documents.

SECTION 1.3         Payment of Taxes, and Other Obligations. Each Grantor shall, in accordance with and subject to the applicable provisions of the Mortgaged Leases or the Easements, pay and discharge all Taxes and other obligations with respect to the Mortgage Estate.

SECTION 1.4          Maintenance of Mortgage Estate. Each Grantor will maintain the Premises and the Personal Property in the manner and to the extent required by the Mortgaged Leases, the Easements and the Financing Documents.

SECTION 1.5         Insurance. Each Grantor will keep or cause to be kept the Improvements and Personal Property insured against such risks, and in the manner, described in the Mortgaged Leases, the Easements and the Financing Documents.

SECTION 1.6         Casualty Condemnation/Eminent Domain. In accordance with and to the extent required by the Indentures, Collateral Agency Agreement, the Senior Loan Agreements, and the Mortgaged Leases, each Grantor shall give Beneficiary prompt written notice of casualty or other damage to the Mortgage Estate or any proceeding for the taking of the Mortgage Estate or any portion thereof or interest therein under power of eminent domain or by condemnation or any similar proceeding.

SECTION 1.7          Assignment of Leases and Rents.

(a)          To the maximum extent permitted by applicable law, each Grantor hereby presently and effectively grants, sells, conveys, sets over, transfers and assigns to the Beneficiary and its successors and assigns, all of its right title and interest in the Leases, together with any and all extensions and renewals thereof to Deed of Trust Trustee for purposes of securing and discharging the performance by the Grantors of the Secured Obligations. No Grantor has assigned or executed any assignment of, and will not assign or execute any assignment of, any Leases or the Rents payable thereunder to anyone other than to Beneficiary.

(b)         To the maximum extent permitted by applicable law, and subject to Section 1.7(c), each Grantor has assigned and transferred to Beneficiary all of such Grantor’s right, title and interest in and to the Rents now or hereafter arising from each Lease heretofore or hereafter made or agreed to by such Grantor, it being intended that this assignment shall constitute, subject to Section 1.7(c), a collateral transfer and assignment of all Rents and all Leases to Beneficiary and not an assignment for additional security only. To the maximum extent permitted by applicable law, and subject to Section 1.7(c), so long as an Event of Default shall have occurred and be continuing, Beneficiary may in any Grantor’s name and stead (with or without first taking possession of any of the Mortgage Estate personally or by receiver as provided herein) operate the Mortgage Estate and rent, lease or let all or any portion of any of the Mortgage Estate to any party or parties at such rental and upon such terms as Beneficiary shall, in its sole and reasonable discretion, determine, and may collect and have the benefit of all of said Rents arising from or accruing at any time thereafter or that may thereafter become due under any Lease in accordance with the Indentures or the Senior Loan Agreements.

(c)          So long as an Event of Default shall not have occurred and be continuing, Beneficiary will not exercise any of its rights under Section 1.7(b), and Grantors shall receive and collect the Rents accruing under any Lease; but after the occurrence and during the continuance of any Event of Default, Beneficiary may immediately, at its option, receive and collect all Rents and enter upon the Premises and Improvements through its officers, agents, employees or attorneys for such purpose and for the operation and maintenance thereof. Such failure by Beneficiary to exercise its rights immediately shall not in any way waive the Beneficiary’s rights to receive any Rents, or to make any such demand, or to affect any such assignments as to any Rents not delivered directly to the Beneficiary.  In this regard, if any of the Rents are paid or delivered directly to Beneficiary and then, at the request of the Beneficiary, the Rents are, for a period or periods of time, paid or delivered directly to either Grantor, Beneficiary shall nevertheless have the right, effective upon written notice, to require that future Rents be again paid or delivered directly to it.  Each Grantor hereby irrevocably authorizes and directs each tenant, if any, and each successor, if any, to the interest of any tenant under any Lease, respectively, to rely upon any notice of a claimed Event of Default sent by Beneficiary to any such tenant or any of such tenant’s successors in interest, and thereafter to pay Rents to Beneficiary without any obligation or right to inquire as to whether an Event of Default actually exists and even if some notice to the contrary is received from the applicable Grantor, who shall have no right or claim against any such tenant or successor in interest for any such Rents so paid to Beneficiary. Each tenant or any of such tenant’s successors in interest from whom Beneficiary or any officer, agent, attorney or employee of Beneficiary shall have collected any Rents, shall be authorized to pay Rents to the applicable Grantor only after such tenant or any of their successors in interest shall have received written notice from Beneficiary that the Event of Default is no longer continuing, unless and until a further notice of an Event of Default is given by Beneficiary to such tenant or any of its successors in interest.

(d)          Independently of the foregoing provisions and authorities herein granted, if an Event of Default shall be continuing, the applicable Grantor shall execute and deliver, any and all  Rents that may be requested by the Beneficiary to effect payment or delivery of the Rents directly to the Beneficiary in accordance with this Section 1.7.  If, pursuant to any existing contract, any Rents are required to be paid or delivered by any tenant directly to a Grantor so that under such existing contracts the Rents cannot be paid or delivered directly to the Beneficiary in the absence of foreclosure, then, if the Beneficiary has requested that the Rents be paid or delivered directly to it under the assignment herein contained, the Rents that for any reason must be paid or delivered to the applicable Grantor shall, when received by such Grantor, constitute trust funds in such Grantor’s hands and shall be immediately paid over by such Grantor to the Beneficiary.

(e)          The Beneficiary is hereby absolved from all liability for failure to enforce collection of the Rents assigned under Section 1.7 hereof and from all other responsibility in connection therewith, except the responsibility to account (by application upon the Secured Obligations or otherwise) for funds actually received.  If the Beneficiary receives monies in excess of the amount of the Rents to which a Grantor is entitled, the Beneficiary will make a reasonable effort to pay any such excess monies of which the Beneficiary is aware to the other parties legally entitled thereto; provided that each Grantor agrees to indemnify and hold the Deed of Trust Trustee and the Beneficiary harmless against any and all liabilities, actions, claims, judgments, costs, charges and attorneys’ fees by reason of the assertion that they or either of them have received, either before or after payment and performance in full of the Secured Obligations or any other Rents in which a Person claims an adverse interest.

(f)           Neither Deed of Trust Trustee nor Beneficiary will become a party in possession so long as it does not enter or take actual possession of the Mortgage Estate. In addition, neither Deed of Trust Trustee nor Beneficiary shall be responsible or liable for performing any of the obligations of the landlord under any Lease, for any waste by any tenant, or others, for any dangerous or defective conditions of any of the Mortgage Estate, for negligence in the management, upkeep, repair or control of any of the Mortgage Estate or any other act or omission by any other person. The rights of the Beneficiary pursuant hereto shall be cumulative of all other security of any and every character now or hereafter existing to secure the payment of the Secured Obligations.  Rents received under this Section 1.7 assignment shall be applied as set forth in the Collateral Agency Agreement.  The Beneficiary may, in its sole discretion, permit the Rents its received by it to be returned to the applicable Grantor (rather than applied to the Secured Obligations) for use in such Grantor’s operations.

(g)          TO THE EXTENT OF ANY INCONSISTENCIES BETWEEN THE TERMS OF THIS DEED OF TRUST AND THE ASSIGNMENT OF RENTS ACT, THE TERMS AND CONDITIONS OF THE ASSIGNMENT OF RENTS ACT SHALL CONTROL AND GOVERN.  As used herein, the term “Assignment of Rents Act” means Chapter 64 of the Texas Property Code, as amended and supplemented from time to time.

SECTION 1.8          Intentionally Deleted.

SECTION 1.9       Restrictions on Transfers and Encumbrances. Each Grantor shall comply with all requirements (subject to any applicable exceptions) under the Indentures, the Senior Loan Agreements, the Facilities Lease, the Ground Lease and the Collateral Agency Agreement relating to any covenant not to sell, convey, alienate, assign, lease, sublease, license, mortgage, pledge, encumber or otherwise transfer, create, or suffer the creation of any lien, charge or other form of encumbrance upon any interest in or any part of the Mortgage Estate, or be divested of its title to the Mortgage Estate or any interest therein in any manner or way, whether voluntarily or involuntarily (other than resulting from a condemnation), or engage in any common, cooperative, joint, time-sharing or other congregate ownership of all or part thereof, except in each case, Permitted Encumbrances.

SECTION 1.10       Security Agreement. To the extent the Mortgage Estate consists of items of personal property, this Deed of Trust shall also be construed as a security agreement under the UCC. The Grantors, in order to secure the due and punctual payment and performance of the Secured Obligations, hereby grants to the Beneficiary for its benefit and for the benefit of the Secured Parties, a security interest in and to all such personal property that is part of the Mortgage Estate (the “Personalty”). Upon and during the continuance of an Event of Default, the Beneficiary shall be entitled with respect to the Personalty, to exercise all remedies hereunder or available under the UCC with respect thereto and all other remedies available under applicable law, and, without limiting the foregoing, all or any portion of the Personalty, may, at the Beneficiary’s option, (i) be sold hereunder together with any sale of any portion of the Mortgage Estate or otherwise, (ii) be sold separately pursuant to the UCC, or (iii) be dealt with by the Beneficiary in any other manner permitted under applicable law. The Beneficiary may require the applicable Grantor to assemble all or any portion of the Personalty, and make it available to the Beneficiary at a place to be designated by the Beneficiary. Each Grantor acknowledges and agrees that a disposition of such Personalty collateral in accordance with the Beneficiary’s rights and remedies in respect to the Mortgage Estate as heretofore provided is a commercially reasonable disposition thereof; provided, however, that the Beneficiary shall give the applicable Grantor not less than ten (10) days’ prior notice of the time and place of any intended disposition.

SECTION 1.11       Filing and Recording. Each Grantor will cause this Deed of Trust to be filed, registered or recorded and, if necessary, refiled, rerecorded and reregistered, in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to perfect the lien hereof upon, and the security interest of Beneficiary in, the Mortgage Estate until this Deed of Trust is terminated and released in full in accordance with Section 3.4 hereof. In connection therewith, the Grantors will pay all filing, registration and recording fees, all Federal, state, county and municipal recording, documentary or intangible taxes and other taxes, duties, imposts, assessments and charges, and all reasonable expenses incidental to or arising out of or in connection with the execution, delivery and recording of this Deed of Trust, any deed of trust supplemental hereto or any instrument of further assurance.

SECTION 1.12       Further Assurances. Promptly following demand by Beneficiary in its reasonable discretion, each Grantor will, at the cost such Grantor and without expense to Deed of Trust Trustee or Beneficiary, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, assignments, notices of assignment, transfers and assurances as Deed of Trust Trustee or Beneficiary shall from time to time reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Deed of Trust Trustee and/or Beneficiary, as applicable, the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Deed of Trust Trustee and/or Beneficiary, as applicable, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust, or for filing, registering or recording this Deed of Trust, and promptly following demand, such Grantor will also execute and deliver and hereby appoints Deed of Trust Trustee and Beneficiary as its true and lawful attorneys-in-fact and agents, for such Grantor and in its name, place and stead, in any and all capacities, to execute and file to the extent it may lawfully do so, one or more financing statements, security agreements or comparable security instruments reasonably requested by Deed of Trust Trustee and/or Beneficiary to evidence more effectively the lien hereof upon the Mortgage Estate and to perform each and every act and thing reasonably requisite and necessary to be done to accomplish the same.

SECTION 1.13         Additions to Mortgage Estate. All right, title and interest of a Grantor in and to all extensions, improvements, betterments, renewals, substitutions and replacements of, and all additions and appurtenances to, the Mortgage Estate hereafter acquired by or released to such Grantor or constructed, assembled or placed by such Grantor upon the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further deed of trust, conveyance, assignment or other act by such Grantor, shall become subject to the lien and security interest of this Deed of Trust as fully and completely and with the same effect as though now owned by such Grantor and specifically described in the grant of the Mortgage Estate above, but at any and all times such Grantor will execute and deliver to Deed of Trust Trustee and/or Beneficiary any and all such further assurances, deeds of trust, conveyances or assignments thereof as Deed of Trust Trustee or Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Deed of Trust.

SECTION 1.14        No Claims Against Deed of Trust Trustee or Beneficiary. Nothing contained in this Deed of Trust shall constitute any consent or request by Deed of Trust Trustee or Beneficiary, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgage Estate or any part thereof, nor as giving any Grantor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Deed of Trust Trustee or Beneficiary in respect thereof.

SECTION 1.15        Financing Statement; Fixture Filing.  Pursuant to Section 9.502 of the Texas Business and Commerce Code, this Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all goods which are or are to become fixtures included within the Mortgage Estate and is to be filed or filed for record in the real estate records, mortgage records or other appropriate records of each jurisdiction where any part of the Mortgage Estate (including said fixtures) are situated.  This Deed of Trust shall also be effective as a financing statement covering as-extracted collateral and/or timber to be cut to the extent included within the Mortgage Estate.

In addition, each Grantor hereby authorizes the Beneficiary, its counsel or its representative, at any time and from time to time, to file or record appropriate financing statements, continuation statements amendments thereto and other filing or recording documents or instruments under the UCC in effect in the jurisdiction in which the Mortgage Estate is located or where such Grantor is located/organized or any other applicable jurisdiction as may be required by law in order to create, establish, preserve and protect the liens and security interests intended to be granted to the Beneficiary pursuant to this Deed of Trust in the Mortgage Estate. By the execution and delivery hereof, each Grantor hereby authorizes the Beneficiary to file any financing statements, and any amendments or continuation statements with respect thereto, as to the Mortgage Estate pursuant to the UCC without the applicable Grantor’s signature thereon.  A carbon, photographic or other reproduction of this instrument shall be sufficient as a financing statement. Each Grantor also authorizes the Beneficiary, its counsel or its representative, at any time and from time to time, to file or record such financing statements that describe the collateral covered thereby as “all assets of the Grantor”, “all personal property of the Grantor” or words of similar effect. The Grantors shall pay all costs associated with the filing of such instruments.  For the avoidance of doubt, nothing herein shall require the Beneficiary to file financing statements or continuation statements, or be responsible for maintaining the security interests purported to be created as described herein (except for the safe custody of any Collateral in its possession) and such responsibility shall be solely that of each Grantor.

ARTICLE II.

Defaults and Remedies

SECTION 2.1           Intentionally Deleted.

SECTION 2.2         Demand for Payment. If an Event of Default shall occur and be continuing, then, upon written demand of Beneficiary in accordance with the applicable terms of the Indenture, the Senior Loan Agreement, the Collateral Agency Agreement, the Facilities Lease and the Ground Lease, the Deed of Trust Trustee and Beneficiary shall be entitled and empowered to institute an action or proceedings at law or in equity for the collection of the sums so due and unpaid, to prosecute any such action or proceedings to judgment or final decree, to enforce -any such judgment or final decree against the Grantors and to collect, in any manner provided by law, all moneys adjudged or decreed to be payable.

SECTION 2.3           Rights To Take Possession, Operate and Apply Revenues.

(a)          If an Event of Default shall occur and be continuing, the Grantors shall, upon demand of Beneficiary (or Deed of Trust Trustee at the direction of Beneficiary as so required by applicable law), forthwith surrender to Deed of Trust Trustee or Beneficiary (as applicable in accordance with applicable law) actual possession of the Mortgage Estate and, if and to the extent not prohibited by applicable law, Deed of Trust Trustee or Beneficiary itself, as applicable, or by such officers or agents as it may appoint, may then enter and take possession of all the Mortgage Estate without the appointment of a receiver or an application therefor, exclude the Grantors and their agents and employees wholly therefrom, and have access to the books, papers and accounts of the Grantors.

(b)          If in accordance with Section 2.3(a) above any applicable Grantor shall for any reason fail to surrender or deliver the Mortgage Estate or any part thereof after such demand by Beneficiary (or Deed of Trust Trustee at the direction of Beneficiary as so required by applicable law), Deed of Trust Trustee and/or Beneficiary may to the extent not prohibited by applicable law, obtain a judgment or decree conferring upon Deed of Trust Trustee and/or Beneficiary, as applicable, the right to immediate possession or requiring the applicable Grantor to deliver immediate possession of the Mortgage Estate to Deed of Trust Trustee and/or Beneficiary, as applicable, to the entry of which judgment or decree each Grantor hereby specifically consents. Subject to Section 10.01 of the Collateral Agency Agreement, the Grantors will pay to Beneficiary, within the time period set forth therein, all reasonable expenses of obtaining such judgment or decree, including reasonable compensation to Deed of Trust Trustee’s and Beneficiary’s attorneys and agents with interest on any overdue amounts therefrom, at the rate per annum applicable to overdue amounts under the Indentures and the Senior Loan Agreements, as provided in and to the extent then applicable under Section 10.01 of the Collateral Agency Agreement, but in no event to exceed the maximum rate permitted by law (the “Default Rate”); and all such expenses and compensation shall, until paid, be secured by this Deed of Trust.

(c)          Upon every such entry or taking of possession, Deed of Trust Trustee and/or Beneficiary, as applicable, may, to the extent not prohibited by applicable law, hold, store, use, operate, manage and control the Mortgage Estate, conduct the business thereof and, from time to time, (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, (ii) insure or keep the Mortgage Estate insured in the manner and amounts required pursuant to the Indentures, (iii) manage and operate the Mortgage Estate in its reasonable discretion and exercise all the rights and powers of the Grantors to the same extent as the Grantors could in their own name or otherwise with respect to the same, or (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to Deed of Trust Trustee and/or Beneficiary, all as may from time to time be directed or determined by Beneficiary to be in its best interest and each Grantor hereby appoints Deed of Trust Trustee and Beneficiary as its true and lawful attorneys-in-fact and agents, for such Grantor and in its name, place and stead, in any and all capacities, to perform any of the foregoing acts. During the time of such possession, Beneficiary may collect and receive all the Rents, issues, profits and revenues from the Mortgage Estate, including those past due as well as those accruing thereafter, and, after deducting, in all cases subject to Section 10.01 of the Collateral Agency Agreement, (i) all reasonable expenses of taking, holding, managing and operating the Mortgage Estate (including reasonable compensation for the services of all persons employed for such purposes), (ii) the reasonable costs of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions, (iii) the reasonable costs of insurance, (iv) such taxes, assessments and other similar charges as Beneficiary may at its option pay, (v) other proper and reasonable charges upon the Mortgage Estate or any part thereof and (vi) the reasonable compensation, expenses and disbursements of the attorneys and agents of Deed of Trust Trustee and Beneficiary, Deed of Trust Trustee or Beneficiary, as applicable, shall apply the remainder of the moneys and proceeds so received in accordance with Section 2.8 hereof.

(d)          Whenever, before any sale of the Mortgage Estate under Section 2.6, all Secured Obligations that are then due shall have been paid and all Events of Default fully cured, Deed of Trust Trustee and/or Beneficiary, as applicable, will surrender possession of the Mortgage Estate back to the Grantors, their successors or assigns. The same right of taking possession shall, however, arise again if any subsequent Event of Default shall occur and be continuing.

SECTION 2.4         Right To Cure Grantor’s Failure to Perform. Should either Grantor fail in the payment, performance or observance of any term, covenant or condition required by this Deed of Trust or of either Grantor under the Indenture, the Senior Loan Agreements, Facilities Lease, Ground Lease, Facilities Sublease or the Collateral Agency Agreement beyond any applicable notice and cure periods, Beneficiary may pay, perform or observe the same, and all payments made or out-of-pocket costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and, subject to Section 10.01 of the Collateral Agency Agreement, shall be, within the time period set forth therein, repaid by the Grantors to Beneficiary with interest on overdue amounts thereon at the Default Rate. Upon the occurrence and during the continuance of an Event of Default, Beneficiary is hereby empowered to enter and to authorize its agents to enter upon the Mortgage Estate or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without having any obligation to so perform or observe and without thereby becoming liable to the Grantors, to any person in possession holding under such Grantor or to any other person absent its (or its agents) gross negligence, bad faith or willful misconduct.

SECTION 2.5          Right to a Receiver. If an Event of Default shall occur and be continuing, Beneficiary, upon application to a court of competent jurisdiction, and without any showing of insolvency, fraud, or mismanagement on the part of the Grantors, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver shall be entitled as a matter of right to the appointment of a receiver or receivers to take possession of and to operate the Mortgage Estate and to collect and apply the Rents. The receiver or receivers shall have all of the rights and powers permitted under the laws of the state wherein the Mortgage Estate is located. Subject to Section 10.01 of the Collateral Agency Agreement, the Grantors shall pay to Beneficiary, within the time period set forth therein, all reasonable expenses, including receiver’s fees, reasonable attorney’s fees and disbursements, costs and agent’s compensation incurred pursuant to the provisions of this Section 2.5; and all such expenses shall be secured by this Deed of Trust and shall be repaid by such Grantor to Beneficiary with interest on overdue amounts at the Default Rate from the date incurred until the date so paid by such Grantor. Each Grantor hereby consents to the appointment of such receiver or receivers, agrees not to oppose any application therefor by Beneficiary and agrees that such appointment shall in no manner affect the other rights of Beneficiary or Deed of Trust Trustee under Section 2 hereof.

SECTION 2.6           Foreclosure and Sale.

(a)           If an Event of Default shall occur and be continuing, Beneficiary may elect to sell or cause the Deed of Trust Trustee to sell the Mortgage Estate or any part of the Mortgage Estate by exercise of the power of foreclosure or of sale granted to Deed of Trust Trustee and/or Beneficiary by applicable law or this Deed of Trust. In such case, Deed of Trust Trustee or Beneficiary may commence a civil action to foreclose this Deed of Trust, or it may proceed and sell the Mortgage Estate non-judicially in whole or in part in one or more sales to satisfy any Secured Obligation. Beneficiary and Deed of Trust Trustee shall comply with the requirements of the Texas Property Code then in effect (or other applicable law) with regard to any such sale or any other foreclosure sale contemplated by this Deed of Trust. Deed of Trust Trustee or Beneficiary or an officer appointed by a judgment of foreclosure to sell the Mortgage Estate, may sell all or such parts of the Mortgage Estate as may be chosen by Deed of Trust Trustee or Beneficiary at the time and place of sale fixed by it in a notice of sale, either as a whole or in separate lots, parcels or items as Deed of Trust Trustee or Beneficiary shall deem expedient, and in such order as it may determine, at public auction to the highest bidder. Deed of Trust Trustee or Beneficiary or an officer appointed by a judgment of foreclosure to sell the Mortgage Estate may postpone any foreclosure or other sale of all or any portion of the Mortgage Estate by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale. Without further notice, Deed of Trust Trustee or Beneficiary or an officer appointed to sell the Mortgage Estate may make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. Any person, including Grantors, Deed of Trust Trustee or Beneficiary or any designee or affiliate thereof, may purchase at such sale.

(b)           The Mortgage Estate may be sold subject to unpaid taxes and Permitted Encumbrances, and, after deducting all costs, fees and expenses of Deed of Trust Trustee or Beneficiary (including costs of evidence of title in connection with the sale), Deed of Trust Trustee or Beneficiary or an officer that makes any sale shall apply the proceeds of sale in the manner set forth in Section 2.8.

(c)          Any foreclosure or other sale of less than the whole of the Mortgage Estate or any defective or irregular sale made hereunder shall not exhaust the power of foreclosure or of sale provided for herein; and subsequent sales may be made hereunder until the Secured Obligations have been satisfied, or the entirety of the Mortgage Estate has been sold.

(d)           If an Event of Default shall occur and be continuing, Beneficiary (or Deed of Trust Trustee at the direction of Beneficiary as so required by applicable law), may instead of, or in addition to, exercising the rights described in Section 2.6(a) above and either with or without entry or taking possession as herein permitted, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to specifically enforce payment of some or all of the Secured Obligations, or the performance of any term, covenant, condition or agreement of this Deed of Trust or any other right, or (ii) to pursue any other remedy available to Beneficiary, all as Beneficiary shall determine most effectual for such purposes.

SECTION 2.7           Other Remedies.

(a)          In case an Event of Default shall occur and be continuing, Beneficiary (or Deed of Trust Trustee at the direction of Beneficiary as so required by applicable law) may also exercise, to the extent not prohibited by law, any or all of the remedies available to a secured party under the UCC.

(b)          In connection with a sale of the Mortgage Estate and the application of the proceeds of sale as provided in Section 2.8, Beneficiary (or Deed of Trust Trustee at the direction of Beneficiary as so required by applicable law) shall be entitled to enforce payment of and to receive up to the principal amount of the Secured Obligations, including, without limitation, all other charges, payments and costs due under this Deed of Trust, and to recover a deficiency judgment for any portion of the aggregate principal amount of the Secured Obligations remaining unpaid, with interest in accordance with the Indentures.

SECTION 2.8         Application of Sale Proceeds and Rents. After any foreclosure sale of all or any of the Mortgage Estate, Beneficiary (or the receiver, if one is appointed) shall receive and apply the proceeds of the sale together with any Rents that may have been collected and any other sums that then may be held by Beneficiary under this Deed of Trust in the same manner as the proceeds of the Collateral are to be applied pursuant to Section 9.08 of the Collateral Agency Agreement.  Each Grantor and any other party liable on the Secured Obligations shall be liable for any deficiency remaining in the Secured Obligations subsequent to the sale referenced in this Section 2.

Upon any sale of the Mortgage Estate by the Deed of Trust Trustee or Beneficiary (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Beneficiary (or Deed of Trust Trustee at the direction of Beneficiary as so required by applicable law) or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Mortgage Estate so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Beneficiary or such officer or be answerable in any way for the misapplication thereof.

SECTION 2.9          Grantor as Tenant Holding Over. If a Grantor remains in possession of any of the Mortgage Estate after any foreclosure sale by Deed of Trust Trustee or Beneficiary, at Beneficiary’s election such Grantor shall be deemed a tenant holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants holding over.

SECTION 2.10       Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Each Grantor waives, to the extent not prohibited by law, (i) the benefit of all laws now existing or that hereafter may be enacted (x) providing for any appraisement or valuation of any portion of the Mortgage Estate and/or (y) in any way extending the time for the enforcement or the collection of amounts due under any of the Secured Obligations or creating or extending a period of redemption from any sale made in collecting said debt or any other amounts due to Deed of Trust Trustee or Beneficiary, (ii) any right to at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any homestead exemption, stay, statute of limitations, extension or redemption, or sale of the Mortgage Estate as separate tracts, units or estates or as a single parcel in the event of foreclosure or notice of deficiency, and (iii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of or each of the Secured Obligations and marshaling in the event of foreclosure of this Deed of Trust; provided that the appraisement of any of the Mortgage Estate is hereby expressly waived or not waived at the option of Deed of Trust Trustee or Beneficiary, such option to be exercised prior to or at the time judgment is rendered in any foreclosure of this instrument.

SECTION 2.11         Discontinuance of Proceedings. In case Deed of Trust Trustee or Beneficiary shall proceed to enforce any right, power or remedy under this Deed of Trust by foreclosure, entry or otherwise, and such proceedings shall be discontinued or abandoned for any reason, or shall be determined adversely to Deed of Trust Trustee or Beneficiary, then and in every such case each Grantor, Deed of Trust Trustee and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of each Grantor, Deed of Trust Trustee and Beneficiary shall continue as if no such proceeding had been taken.

SECTION 2.12        Suits To Protect the Mortgage Estate. Upon the occurrence and during the continuance of an Event of Default, Beneficiary (or Deed of Trust Trustee at the direction of Beneficiary as so required by applicable law) shall have power (a) to institute and maintain suits and proceedings to prevent any impairment of the Mortgage Estate by any acts that may be unlawful or in violation of this Deed of Trust, (b) to preserve or protect its interest in the Mortgage Estate and in the Rents arising therefrom and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of or compliance with such enactment, rule or order would impair the security or be prejudicial to the interest of Deed of Trust Trustee and/or Beneficiary hereunder.

SECTION 2.13      Filing Proofs of Claim. In case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting a Grantor, Beneficiary (or Deed of Trust Trustee at the direction of Beneficiary as so required by applicable law) shall, to the extent permitted by law, be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the Secured Obligations secured by this Deed of Trust at the date of the institution of such proceedings and for any interest accrued, late charges and additional interest or other amounts due or that may become due and payable hereunder after such date.

SECTION 2.14         Waiver.

(a)          No delay or failure by Deed of Trust Trustee and/or Beneficiary to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or be construed to be a waiver of any such breach or Event of Default or acquiescence therein; and every right, power and remedy given by this Deed of Trust to Deed of Trust Trustee or Beneficiary may be exercised from time to time and as often as may be deemed expedient by Deed of Trust Trustee or Beneficiary. No consent or waiver by Beneficiary to or of any breach or Event of Default by any Grantor in the performance of the Secured Obligations shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or of any other Secured Obligations by such Grantor hereunder. No failure on the part of Deed of Trust Trustee or Beneficiary to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall constitute a waiver by Deed of Trust Trustee or Beneficiary of their respective rights hereunder or impair any rights, powers or remedies consequent on any future Event of Default by such Grantor.

(b)           Even if Beneficiary (i) grants some forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the payment of any sums secured hereby, (iii) waives or does not exercise some right granted herein, (iv) releases a part of the Mortgage Estate from this Deed of Trust, (v) agrees to change some of the terms, covenants, conditions or agreements of the Facilities Lease or the Ground Lease, (vi) consents to the filing of a map, plat or replat affecting the Premises, (vii) consents to the granting of an easement or other right affecting the Premises or (viii) makes or consents to an agreement subordinating the lien hereof on the Mortgage Estate, no such act or omission shall preclude Deed of Trust Trustee or Beneficiary from exercising any other right, power or privilege herein granted or intended to be granted in the event of any breach or Event of Default then made or of any subsequent default; nor, except as otherwise expressly provided in an instrument executed by Beneficiary, shall this Deed of Trust be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or part of the Mortgage Estate, Beneficiary (or Deed of Trust Trustee at the direction of Beneficiary as so required by applicable law) is hereby authorized and empowered to deal with any vendee or transferee with reference to the Mortgage Estate secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

SECTION 2.15     Waiver of Trial by Jury. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEED OF TRUST. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS DEED OF TRUST BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2.15.

SECTION 2.16       Remedies Cumulative. No right, power or remedy conferred upon or reserved to Deed of Trust Trustee or Beneficiary by this Deed of Trust is intended to be exclusive of any other right, power or remedy, and each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

SECTION 2.17        Beneficiary’s Rights. The rights, privileges, immunities and indemnities under the Indenture and Collateral Agency Agreement shall be incorporated herein as if fully set forth herein.

ARTICLE III.

Miscellaneous

SECTION 3.1          Partial Invalidity. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect or impair any other provision of this Deed of Trust, and this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein, and the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provision with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provision.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 3.2        Notices. All notices and communications hereunder shall be in writing and given to the Grantors and to the Beneficiary as provided in the Collateral Agency Agreement.

SECTION 3.3          Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises and shall apply to, bind and inure to, the benefit of the permitted successors and assigns of each Grantor (including all successors in interest of each Grantor in and to all or any part of the Collateral) and the successors and assigns of Deed of Trust Trustee and Beneficiary.  All references in this Deed of Trust to each Grantor, Deed of Trust Trustee and Beneficiary shall be deemed to include all such successors and assigns.

SECTION 3.4           Termination and Amendment.

(a)           Upon satisfaction of all conditions of Section 11.1 of the Indenture, Section 4 and Section 7 of the Facilities Lease, and Section 9.01 of the Senior Loan Agreement, this Deed of Trust and the liens and security interests granted hereby shall terminate.

(b)          At the request of the Borrower, the Beneficiary will amend, supplement, modify (which amendment, supplement or modification may include a partial release or subordination) this Deed of Trust and its lien on any property held by the Deed of Trust Trustee, if any such amendment, supplement, or modification is required to effect the provisions of Article 10 of the Indenture, Section 24 of the Facilities Lease, Section 9.05 of the Senior Loan Agreement, or Article XII and Section 7.08 of the Collateral Agency Agreement.

(c)           In connection with any amendment, supplement, or modification pursuant to paragraph (a) or (b) of this Section 3.4, the Beneficiary shall (or shall direct the Deed of Trust Trustee to) execute and deliver to the applicable Grantor the documents and shall perform such other actions reasonably requested by the Grantor, in each case, as may be required to effect the provisions of Article 10 of the Port Indenture, Article 10 of the IDA Indenture, Section 24 of the Facilities Lease, Section 9.05 of the Port Senior Loan Agreement, Section 9.05 of the IDA Senior Loan Agreement or Article XII and Section 7.08 of the Collateral Agency Agreement. Any execution and delivery of documents pursuant to this Section 3.4 shall be without recourse to or warranty by the Deed of Trust Trustee or Beneficiary.

SECTION 3.5          Definitions. As used in this Deed of Trust, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) “including” shall mean “including but not limited to”, (b) “provisions” shall mean “provisions, terms, covenants and/or conditions”, (c) “lien” shall mean “lien, charge, encumbrance, security interest, mortgage or deed of trust”, (d) “obligation” shall mean “obligation, duty, covenant and/or condition”, and (e) “any of “the Mortgage Estate” shall mean “the Mortgage Estate or any part thereof or interest therein”. All references in this Deed of Trust to an exhibit shall refer to the corresponding exhibit attached to this Deed of Trust, and all exhibits attached to this Deed of Trust hereby are incorporated by each such reference into this Deed of Trust and are made a part of this Deed of Trust for all purposes. Any act that Deed of Trust Trustee or Beneficiary is permitted to perform hereunder may be performed at any time and from time to time by Deed of Trust Trustee or Beneficiary or any person or entity designated by Deed of Trust Trustee or Beneficiary. Any act that is prohibited to Grantors hereunder is also prohibited to all lessees of any of the Mortgage Estate. For the term of this Deed of Trust, each appointment of Deed of Trust Trustee or Beneficiary as attorney-in-fact for the Grantors under this Deed of Trust is irrevocable, with power of substitution and coupled with an interest. Subject to the applicable provisions hereof, Beneficiary has the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction, in its sole discretion, whenever such consent, approval, acceptance or satisfaction is required hereunder.

SECTION 3.6          No Oral Modification. This Deed of Trust may not be changed or terminated orally. Any agreement made by the Grantors and Beneficiary after the date of this Deed of Trust relating to this Deed of Trust shall be superior to the rights of the holder of any intervening or subordinate deed of trust, lien or encumbrance.

SECTION 3.7          Liability and Indemnification of Beneficiary. BENEFICIARY SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY BENEFICIARY IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING BENEFICIARY’S NEGLIGENCE), EXCEPT FOR BENEFICIARY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.  Beneficiary shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine.  All monies received by Beneficiary shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law), and Beneficiary shall be under no liability for interest on any monies received by it hereunder.  GRANTORS SHALL REIMBURSE BENEFICIARY FOR, AND INDEMNIFY AND SAVE HIM OR HER HARMLESS AGAINST, ANY AND ALL LIABILITY AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) WHICH MAY BE INCURRED BY HIM OR HER IN THE PERFORMANCE OF HIS OR HER DUTIES HEREUNDER (INCLUDING ANY LIABILITY AND EXPENSES RESULTING FROM BENEFICIARY’S OWN NEGLIGENCE, BUT EXCLUDING BENEFICIARY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT).  The foregoing indemnity shall not terminate upon release, foreclosure or other termination of this Deed of Trust. In the performance of its obligations set forth herein, Beneficiary shall be entitled to all of the rights, benefits, protections, indemnities and immunities afforded to it as Collateral Agent under the Collateral Agency Agreement.

SECTION 3.8        Joint and Several Liability of Grantors. Anything to the contrary notwithstanding all obligations of Grantors herein and, unless otherwise specifically stated (and in such case, only to the extent so stated) under the other Secured Obligation Documents, shall be the joint and several obligations of the Lessee and the Borrower.

ARTICLE IV.

Deed of Trust Trustee’s Powers and Liabilities

SECTION 4.1          The Deed of Trust Trustee, by acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for gross negligence, bad faith or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms thereof. All authorities, powers and discretions given in this Deed of Trust to the Deed of Trust Trustee and/or the Beneficiary may be exercised by either, without the other, with the same effect as if exercised jointly;

SECTION 4.2           The Deed of Trust Trustee may resign at any time upon giving thirty (30) days’ notice in writing to the Grantors and to the Beneficiary;

SECTION 4.3           The Beneficiary may remove the Deed of Trust Trustee at any time or from time to time and select a successor deed of trust trustee. In the event of the death, removal, resignation, refusal to act, in-ability to act or absence of the Deed of Trust Trustee from the state in which the Premises are located, or in its sole discretion for any reason whatsoever. The Beneficiary may, upon notice to the Grantors and without specifying the reason therefore and without applying to any court, select and appoint a successor deed of trust trustee, and all powers, rights, duties and authority of the former deed of trust trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute deed of trust trustee shall not be required to give bond for the faithful performance of his duties unless required by the Beneficiary. Such substitute deed of trust trustee shall be appointed by written instrument duly recorded in the county where the Land is located. Each Grantor hereby ratifies and confirms any and all acts that the herein named Deed of Trust Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. Each Grantor hereby agrees, on behalf of itself and its heirs, executors, administrators and assigns, that the recitals contained in any deed or deeds executed in due form by any Deed of Trust Trustee or substitute deed of trust trustee, acting under the provisions of this instrument, shall be prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds and the passing of title thereby;

SECTION 4.4          The Deed of Trust Trustee shall not be required to see that this Deed of Trust is recorded nor liable for its validity or its priority as a first deed of trust, or otherwise, nor shall the Deed of Trust Trustee be answerable or responsible for performance or observance of the covenants and agreements imposed upon the Grantors or the Beneficiary by this Deed of Trust or any other agreement. The Deed of Trust Trustee, as well as the Beneficiary, shall have authority in their respective discretion to employ agents and attorneys in the execution of this trust and to protect the interest of the Beneficiary hereunder, and to the fullest extent permitted by law they shall be compensated and all expenses relating to the employment of such agents and/or attorneys, including expenses of litigation, shall be paid out of the proceeds of the sale of the Mortgage Estate conveyed hereby should a sale be had, but if no such sale be had, all sums so paid out shall be recoverable to the fullest extent permitted by law by all remedies at law or in equity; and

SECTION 4.5          At any time, or from time to time, without liability therefore and with ten (10) days’ prior written notice to the Grantors, upon written request of the Beneficiary and without affecting the effect of this Deed of Trust upon the remainder of the Mortgage Estate, the Deed of Trust Trustee may (A) reconvey any part of the Mortgage Estate, (B) consent in writing to the making of any map or plat thereof, so long as each Grantor has consented thereto, (C) join in granting any easement thereon, so long as each Grantor has consented thereto, or (D) join in any agreement subordinating the lien or charge hereof.

ARTICLE V.

Mortgaged Leases and Easements

SECTION 5.1        Representations, Warranties and Covenants. As of the Effective Date, each Grantor represents and warrants to the Beneficiary that (a) the Mortgaged Leases and the Easements are unmodified and in full force and effect, (b) all rent and other charges therein have been paid to the extent they are payable to the date hereof, (c) such Grantor enjoys the quiet and peaceful possession of the property demised thereby, (d) such Grantor is not in default under any of the terms thereof and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder, and (e) the Lessor thereunder is not in default in any material respect under any of the terms or provisions thereof on the part of the Lessor to be observed or performed (but this statement is made for the benefit of and may only be relied upon by the Beneficiary and Secured Parties). Each Grantor shall promptly pay, when due and payable, the rent and other charges payable pursuant to the Mortgaged Leases and the Easements, and will timely perform and observe all of the other terms, covenants and conditions required to be performed and observed by such Grantor as lessee under the Mortgaged Leases or the Easements.  Each Grantor shall notify the Beneficiary in writing of any default by such Grantor in the performance or observance of any terms, covenants or conditions on the part of such Grantor to be performed or observed under the Mortgaged Leases or the Easements within ten (10) days after such Grantor knows of such default. Each Grantor shall, promptly following the receipt thereof, deliver a copy of any notice of default given to such Grantor by the Lessor pursuant to the Mortgaged Leases or the Easements and promptly notify the Beneficiary in writing of any default by the Lessor in the performance or observance of any of the terms, covenants or conditions on the part of the Lessor to be performed or observed thereunder. Unless required under the terms of the Mortgaged Leases or the Easements, except as restricted by the Indentures or the Senior Loan Agreements, no Grantor shall, without the prior written consent of the Beneficiary (which may be granted or withheld in the Beneficiary’s sole and absolute discretion) (i) terminate, or surrender the Mortgaged Leases or the Easements, or (ii) enter into any modification of the Mortgaged Leases or the Easements in violation of Article 10 of the Port Indenture, Section 24 of the Facilities Lease, Section 9.05 of the Senior Loan Agreement, or Article XII and Section 7.08 of the Collateral Agency Agreement, and any such attempted termination, modification or surrender without the Beneficiary’s written consent shall be void. Each Grantor shall, within thirty (30) days after written request from the Beneficiary, use commercially reasonable efforts to obtain from the Lessor and deliver to the Beneficiary a certificate setting forth the name of the Tenant thereunder and stating that the Mortgaged Leases and the Easements are in full force and effect, is unmodified or, if the Mortgaged Leases or the Easements have been modified, the date of each modification (together with copies of each such modification), that no notice of termination thereof has been served on such Grantor, stating that to the best of Lessor’s knowledge, no default or event which with notice or lapse of time (or both) would become a default is existing under the Mortgaged Leases or the Easements, stating the date to which rent has been paid, and specifying the nature of any defaults, if any, and containing such other statements and representations as may be reasonably requested by the Beneficiary.

SECTION 5.2          No Merger; Acquisition; Power of Attorney. So long as any of the Secured Obligations remain unpaid or unperformed, the fee title to and the leasehold estate in the Premises subject to the Mortgaged Leases and the Easements shall not merge but shall always be kept separate and distinct notwithstanding the union of such estates in the Lessor or the Grantors, or in a third party, by purchase or otherwise. If any Grantor acquires the fee title or any other estate, title or interest in the property demised by the Mortgaged Leases or the Easements, or any part thereof, or any part of this Deed of Trust, the lien of this Deed of Trust shall attach to, cover and be a lien upon such acquired estate, title or interest and the same shall thereupon be and become a part of the Mortgage Estate with the same force and effect as if specifically encumbered herein. Each Grantor agrees to execute all instruments and documents that the Beneficiary may reasonably require to ratify, confirm and further evidence the lien of this Deed of Trust on the acquired estate, title or interest. Furthermore, each Grantor hereby appoints the Beneficiary as its true and lawful attorney-in-fact to execute and deliver, following the occurrence and during the continuance of an Event of Default, all such instruments and documents in the name and on behalf of such Grantor. This power, being coupled with an interest, shall be irrevocable as long as any portion of the Secured Obligations remains unpaid.

SECTION 5.3         New Leases. If the Mortgaged Leases or any Easement shall be terminated prior to the natural expiration of its term due to default by the applicable Grantor or any Tenant thereunder, and if, pursuant to the provisions of the Mortgaged Leases or any Easement, the Beneficiary or its designee shall acquire from the Lessor a new lease of the Premises subject to the Mortgaged Leases or the Easements, such Grantor shall have no right, title or interest in or to such new lease or the leasehold estate created thereby, or renewal privileges therein contained.

SECTION 5.4          No Assignment. Notwithstanding anything to the contrary contained herein, this Deed of Trust shall not constitute an assignment of the Mortgaged Leases or the Easements within the meaning of any provision thereof prohibiting its assignment and the Beneficiary shall have no liability or obligation thereunder by reason of its acceptance of this Deed of Trust. The Beneficiary shall be liable for the obligations of the Tenant arising out of the Mortgaged Leases and the Easements for only that period of time for which the Beneficiary is in possession of the Premises demised thereunder or has acquired, by foreclosure or otherwise, and is holding all of the Grantor’s right, title and interest therein.

SECTION 5.5           Treatment of Mortgaged Leases and Easements In Bankruptcy.

(a)          If any Landlord or grantor under the Mortgaged Leases or the Easements rejects or disaffirms, or seeks or purports to reject or disaffirm, such Mortgaged Leases or such Easements pursuant to any Bankruptcy Law, then the applicable Grantor shall not exercise the 365(h) Election except as otherwise provided in this paragraph. To the extent permitted by law, the applicable Grantor shall not suffer or permit the termination of the Mortgaged Leases or the Easements by exercise of the 365(h) Election or otherwise without the Beneficiary’s consent. The Grantors acknowledge that because the Mortgaged Leases and the Easements are a primary element of the Beneficiary’s security for the Secured Obligations, it is not anticipated that the Beneficiary would consent to termination of the Mortgaged Leases or the Easements. If any Grantor makes any 365(h) Election in violation of this Deed of Trust, then such 365(h) Election shall be void and of no force or effect.

(b)          Each Grantor hereby assigns to the Beneficiary the 365(h) Election with respect to the Mortgaged Leases and the Easements until the Secured Obligations have been satisfied in full; provided, that Beneficiary may not exercise the 365(h) Election without such Grantor’s prior written consent. Each Grantor acknowledges and agrees that the foregoing assignment of the 365(h) Election and related rights is one of the rights that the Beneficiary may use at any time to protect and preserve the Beneficiary’s other rights and interests under this Mortgage. Each Grantor further acknowledges that exercise of the 365(h) Election in favor of terminating the Mortgaged Leases or the Easements, except in accordance with the terms hereof, would constitute waste prohibited by this Deed of Trust.

(c)          Each Grantor acknowledges that if the 365(h) Election is exercised in favor of such Grantor’s remaining in possession under the Mortgaged Leases or the Easements, then such Grantor’s resulting occupancy rights, as adjusted by the effect of Section 365 of Title 11 of the United States Code (the “Bankruptcy Code”), shall then be part of the Mortgage Estate and shall be subject to the lien of this Deed of Trust.

SECTION 5.6          Rejection of Mortgaged Leases or Easements by Landlord. If a Landlord under the Mortgaged Leases or the Easements rejects or disaffirms the Mortgaged Leases or the Easements or purports or seeks to disaffirm such Mortgaged Leases or the Easements pursuant to any Bankruptcy Law, then:

(a)           The applicable Grantor shall, to the extent permitted by applicable law and by any applicable court order, remain in possession of the Premises demised under such Mortgaged Leases or the Easements so rejected or disaffirmed and shall perform all acts reasonably  necessary for such Grantor to remain in such possession for the unexpired term of such Mortgaged Leases or the Easements, whether the then existing terms and provisions of such Mortgaged Leases or the Easements require such acts or otherwise; and

(b)          All the terms and provisions of this Deed of Trust and the lien created by this Deed of Trust shall remain in full force and effect and shall extend automatically to all of such Grantor’s rights and remedies arising at any time under, or pursuant to, Section 365(h) of the Bankruptcy Code, including all of such Grantor’s rights to remain in possession of the Leased Premises.

SECTION 5.7         Assignment of Claims to Beneficiary. The applicable Grantor, immediately upon learning that any Landlord or grantor under the Mortgaged Leases or the Easements has failed to perform the terms and provisions thereunder (including by reason of a rejection or disaffirmance or purported rejection or disaffirmance of such Mortgaged Leases or the Easements pursuant to any Bankruptcy Law), shall notify the Beneficiary of any such failure to perform. Each Grantor unconditionally assigns, transfers, and sets over to the Beneficiary any and all damage claims thereunder. This assignment constitutes a present, irrevocable, and unconditional assignment of all damage claims under the Mortgaged Leases or the Easements, and shall continue in effect until the Secured Obligations have been satisfied in full. Notwithstanding the foregoing, the Beneficiary grants to each Grantor a revocable license to exercise any such Mortgaged Leases or the Easements damage claims which license may only be revoked by the Beneficiary upon the occurrence and during the continuance of any Event of Default.

ARTICLE VI.

State-Specific Provisions

This Deed of Trust is subject to the following provisions relating to the particular laws of the state wherein the Premises are located. In the event of any inconsistencies between the terms and conditions of this Article VI and the other provisions of this Deed of Trust, the terms and conditions of this Article VI shall control and be binding.

SECTION 6.1          Applicable Law; Certain Particular Provisions. This Deed of Trust shall be governed by and construed in accordance with the internal law of the state of where the Premises are located, except that each Grantor expressly acknowledges that by their terms, the Facilities Lease, the Ground Lease, the Indentures and the Senior Loan Agreements shall be governed by the internal law of the states identified therein, without regard to principles of conflict of law. Each Grantor, Deed of Trust Trustee and Beneficiary agree to submit to jurisdiction and the laying of venue for any suit on this Deed of Trust in the state where the Premises are located.

SECTION 6.2           Texas Law Provisions.

(a)           Waiver of Appraisement. EACH GRANTOR HEREBY WAIVES APPRAISEMENT, OR DOES NOT WAIVE APPRAISEMENT, AT THE OPTION OF THE BENEFICIARY, TO BE EXERCISED AT ANY TIME PRIOR TO OR AT ENTRY OF JUDGMENT IN ANY ACTION TO FORECLOSE THIS DEED OF TRUST. EACH GRANTOR EXPRESSLY AGREES THAT THE DEED OF TRUST TRUSTEE MAY OFFER THE MORTGAGE ESTATE AS A WHOLE OR IN SUCH PARCELS OR LOTS AS THE BENEFICIARY, IN ITS SOLE DISCRETION ELECTS, REGARDLESS OF THE MANNER IN WHICH THE MORTGAGE ESTATE MAY BE DESCRIBED. FURTHERMORE, IN THE EVENT AN INTEREST IN ANY OF THE MORTGAGE ESTATE IS FORECLOSED UPON PURSUANT TO A JUDICIAL OR NON-JUDICIAL FORECLOSURE SALE, SUCH GRANTOR AGREES AS FOLLOWS: NOTWITHSTANDING THE PROVISIONS OF SECTIONS 51.003, 51.004, AND 51.005 OF THE TEXAS PROPERTY CODE (AS THE SAME MAY BE AMENDED FROM TIME TO TIME), AND TO THE EXTENT PERMITTED BY LAW, SUCH GRANTOR AGREES THAT BENEFICIARY OR DEED OF TRUST TRUSTEE, AS THE CASE MAY BE, SHALL BE ENTITLED TO SEEK A DEFICIENCY JUDGMENT FROM SUCH GRANTOR AND ANY OTHER PARTY OBLIGATED IN RESPECT OF THE SECURED OBLIGATIONS EQUAL TO THE DIFFERENCE BETWEEN THE AMOUNT OF THE SECURED OBLIGATIONS AND THE AMOUNT FOR WHICH THE MORTGAGE ESTATE WAS SOLD PURSUANT TO JUDICIAL OR NON-JUDICIAL FORECLOSURE SALE. EACH GRANTOR EXPRESSLY RECOGNIZES THAT THIS SECTION CONSTITUTES A WAIVER OF THE ABOVE-CITED PROVISIONS OF THE TEXAS PROPERTY CODE WHICH WOULD OTHERWISE PERMIT SUCH GRANTOR AND OTHER PERSONS AGAINST WHOM RECOVERY OF DEFICIENCIES IS SOUGHT (EVEN ABSENT THE INITIATION OF DEFICIENCY PROCEEDINGS AGAINST THEM) TO PRESENT COMPETENT EVIDENCE OF THE FAIR MARKET VALUE OF THE MORTGAGE ESTATE AS OF THE DATE OF THE FORECLOSURE SALE AND OFFSET AGAINST ANY DEFICIENCY THE AMOUNT BY WHICH THE FORECLOSURE SALE PRICE IS DETERMINED TO BE LESS THAN SUCH FAIR MARKET VALUE. EACH GRANTOR FURTHER RECOGNIZES AND AGREES THAT THIS WAIVER CREATES AN IRREBUTTABLE PRESUMPTION THAT THE FORECLOSURE SALE PRICE IS EQUAL TO THE FAIR MARKET VALUE OF THE MORTGAGE ESTATE FOR PURPOSES OF CALCULATING DEFICIENCIES OWED BY SUCH GRANTOR OR ANY OTHER PERSON AGAINST WHOM RECOVERY OF A DEFICIENCY IS SOUGHT.

(b)          Limitation on Interest.  All agreements between the Grantors and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Secured Obligations or otherwise, shall the interest contracted for, charged or received by Beneficiary exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever, interest would otherwise be payable to Beneficiary in excess of the maximum lawful amount, the interest payable to Beneficiary shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Beneficiary shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Secured Obligations and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Secured Obligations, such excess shall be refunded to the applicable Grantor. All interest paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal of the Secured Obligations (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the Grantors and Beneficiary.  To the extent that Chapter 303 of the Texas Finance Code is relevant for the purpose of determining the maximum lawful amount applicable to the Beneficiary, the Beneficiary elects to determine the applicable rate ceiling under such Chapter by the “weekly ceiling” from time to time in effect.  Chapter 346 of the Texas Finance Code does not apply to the Grantors’ obligations hereunder.

(c)            Intentionally Deleted.

(d)          Entire Agreement. THIS DEED OF TRUST AND THE FACILITIES LEASE, THE GROUND LEASE, AND THE SUBLEASE EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

(e)           Upon the occurrence of any Event of Default, then, without limitation to any other rights or remedies of Beneficiary contained herein, Deed of Trust Trustee shall be and is hereby authorized and empowered, and it is the Deed of Trust Trustee’s special duty, when requested so to do by Beneficiary after such default, to sell the Mortgage Estate covered hereby at public auction to the highest bidder for cash between the hours of ten o’clock a.m. and four o’clock p.m. on the first Tuesday, or if the first Tuesday of a month occurs on January 1 or July 4, on the first Wednesday of the month, in any month that is no later than three (3) hours after the time stated in the notice described below, at the county court house in the county in which the Mortgage Estate is situated (or, if the Mortgage Estate is located in more than one county, the sale may be made at the county courthouse in any county in which the Mortgage Estate is located), after complying with the statutes and procedures of the State of Texas governing such sales and after advertising the time, place, and terms of said sale and the Mortgage Estate to be sold and by posting or causing to be posted for at least twenty-one (21) consecutive days prior to the date of said sale written or printed notice thereof at the courthouse door of the county in which the sale is to be made and if the Mortgage Estate is located in more than one county, one notice shall be posted at the courthouse door of each county in which the Mortgage Estate is located. In addition to such posting of notice, Beneficiary shall at least twenty-one (21) days preceding the date of sale file a copy of such notice with the clerk of each county in which the Mortgage Estate is located and shall serve written notice of the proposed sale by certified mail on the applicable Grantor and on each other debtor, if any, obligated to pay the Secured Obligations. Service of such notice shall be completed upon deposit of the notice enclosed in a postpaid wrapper, properly addressed to the applicable Grantor and such. other debtors at their most recent address or addresses as shown by the records of Beneficiary in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Each Grantor agrees that no notice of any sale other than as set out in this paragraph need be given by Deed of Trust Trustee, Beneficiary or any other person. Notwithstanding the foregoing provisions of this paragraph, notice of such sale given in accordance with the applicable laws of the State in effect at the time of such sale shall constitute sufficient notice of such sale. Each Grantor does hereby authorize and empower said Deed of Trust Trustee and each and all of his or its successors in this trust, to sell the Mortgage Estate, together, or in lots or parcels, as Deed of Trust Trustee shall deem expedient. If the proceeds of the sale of only part of the Mortgage Estate are less than the sum of the then-outstanding Secured Obligations and all amounts owed under this Deed of Trust, this Deed of Trust and the lien covering the Mortgage Estate will remain in full force and effect as to the unsold portion of the Mortgage Estate. After each sale, the Deed of Trust Trustee will execute and deliver to the purchaser or purchasers of the Mortgage Estate good and sufficient deeds of conveyance thereof in the name of the applicable Grantor by fee simple or leasehold title, as applicable, with covenants of general warranty, and the title of such purchaser or purchasers, when so made by Deed of Trust Trustee, each Grantor binds themselves to warrant and forever defend; and to receive the proceeds of said sale. A purchaser’s obligation is only to deliver the sales price to the Deed of Trust Trustee, and no purchaser will be responsible for the proper application of the sales proceeds. The proceeds of any sale held by Deed of Trust Trustee or any receiver or public officer in foreclosure of the liens evidenced hereby shall be applied pursuant to Section 9.08 of the Collateral Agency Agreement. The provisions hereof with respect to the sale of the Mortgage Estate are intended to comply with the provisions of Section 51.002 of the Property Code of the State, relating to the sale of collateral after default by a debtor, or by any other present or subsequent articles or enactments relating to same, and in the event the requirements, or any notice, under such Section 51.002 of the Property Code of the State or Chapter 9 of the Texas Business and Commerce Code shall be eliminated or the prescribed manner of giving such notices modified by future amendment to, or adoption of any statute superseding, Section 51.002 of the Property Code of the State, the requirement for such particular notices shall be deemed stricken from or modified in this instrument in conformity with such amendment or superseding statute, effective as of the effective date thereof. In the event any sale of all or any portion of the Mortgage Estate hereunder is not completed or is defective in the opinion of Beneficiary, such sale shall not exhaust the power of sale hereunder and Beneficiary shall have the right to cause a subsequent sale or sales of the Mortgage Estate to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by Deed of Trust Trustee or any successor or substitute appointed hereunder as to nonpayment of the Secured Obligations, or as to the occurrence of any Event of Default, or as to Beneficiary having declared all of such Secured Obligations to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the portions of the Mortgage Estate to be sold having been duly given, or as to the refusal, failure or inability to act of Deed of Trust Trustee or any substitute or successor, or as to the appointment of any substitute or successor deed of trust trustee, or as to any other act or thing having been duly done by Beneficiary or by such Deed of Trust Trustee, substitute or successor, shall be taken as conclusive (absent manifest error) evidence of the truth of the facts so stated and recited.  Deed of Trust Trustee, his successor or substitute, may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Deed of Trust Trustee, including the mailing and posting of notices, but in the name and on behalf of Deed of Trust Trustee, his successor or substitute.

(f)          TEXAS FINANCE CODE SECTION 307.052 COLLATERAL PROTECTION INSURANCE NOTICE: (A) EACH GRANTOR IS REQUIRED TO: (i) KEEP THE DEED OF TRUST INSURED AGAINST DAMAGE IN THE AMOUNT THE BENEFICIARY SPECIFIES; (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER; AND (iii) NAME THE BENEFICIARY AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS; (B) EACH GRANTOR MUST, IF REQUIRED BY THE BENEFICIARY, DELIVER TO THE BENEFICIARY A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS; AND (C) IF ANY GRANTOR FAILS TO MEET ANY REQUIREMENT LISTED IN CLAUSES (A) OR (B), THE BENEFICIARY MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF SUCH GRANTOR AT SUCH GRANTOR’S EXPENSE.

IN WITNESS WHEREOF, each Grantor has executed this Deed of Trust on the date of the acknowledgement set forth below, to be effective as of the Effective Date.

GRANTOR: JEFFERSON 2020 BOND BORROWER LLC, a Delaware limited liability company

By:	/s/ Joseph P. Adams
		Print Name:	Joseph P. Adams
		Title:	President

STATE OF NEW YORK	§
§
COUNTY OF NEW YORK	§

The foregoing instrument was acknowledged before me by Joseph P. Adams, the President of JEFFERSON 2020 BOND BORROWER LLC, a Delaware limited liability company, this 11th day of June, 2024.

/s/ Angela M. Rondinella
Notary Public – State of New York

Angela M. Rondinella
Notary Public, State of New York
Reg. No. 01RO5052842
Qualified in Nassau County
Commission Expires December 04, 2025

(Seal)

[Signature Page to Deed of Trust, Security Agreement, Financing Statement and Fixture Filing
(JTS Port Property)]

GRANTOR: JEFFERSON 2020 BOND LESSEE LLC, a Delaware limited liability company

By:	/s/ Joseph P. Adams
		Print Name:	Joseph P. Adams
		Title:	President

STATE OF NEW YORK	§
§
COUNTY OF NEW YORK	§

The foregoing instrument was acknowledged before me by Joseph P. Adams, the President of JEFFERSON 2020 BOND LESSEE LLC, a Delaware limited liability company, this 11th day of June, 2024.

/s/ Angela M. Rondinella
Notary Public – State of New York

Angela M. Rondinella
Notary Public, State of New York
Reg. No. 01RO5052842
Qualified in Nassau County
Commission Expires December 04, 2025
(Seal)

[Signature Page to Deed of Trust, Security Agreement, Financing Statement and Fixture Filing
(JTS Port Property)]

EXHIBIT A

Description of the Land comprised in the Leased Premises

TRACT I
50.99 ACRES (SAVE AND EXCEPT 2.132 ACRES)
NETTING 48.86 ACRES OF LAND
OUT OF DUPONT-BEAUMONT SITE NO. 2
JEFFERSON COUNTY, TEXAS

BEING 50.99 acres of land, out of and a part of Lot 2, Dupont-Beaumont Site No. 2, recorded in File No. 2005033208, Official Public Records, Jefferson County, Texas; being part of Tract VII (Called 503.139) acre tract of land of several tracts of land described in a deed to Jefferson Terminal South, LLC, recorded in File No. 2022018289, Official Public Records, Jefferson County, Texas; said 50.99 acre tract being more fully described by metes and bounds as follows, to wit:

Note: Bearings, coordinates, distances and acreage are based on the Texas Coordinate System of 1983, South Central Zone, US Survey Feet, and are referenced to SmartNet, North America.

COMMENCING at a ½” steel rod with a cap found for the most Southerly corner of Lot 11 (Called 26.618) acre tract of land, as shown on the survey recorded in File No. 2006048240, Official Public Records, Jefferson County, Texas; said ½” steel rod being on the (Called) common Abstract line of the William Carroll League, Abstract No. 13 and the J.S. Johnston Survey, Abstract No. 34, on the West line of a (Called 11.84) acre tract of land described in a deed to Kansas City Southern Railway Company, recorded in File No. 2004000575, Official Public Records, Jefferson County, Texas, and being on the East line of said Lot 2, have a Texas Coordinate of N: 13945587.90, E: 3544224.76;

THENCE, North 02 deg., 56 min., 27 sec., West (Called North 00 deg., 43 min., 52 sec., East), on the common line of said Lot 2 and the (Called 11.84) acre tract, a distance of 1219.59’ (Called 1219.23’) to a 1 ½” steel pipe found in concrete;

THENCE, North 02 deg., 54 min., 19 sec., West (Called North 00 deg., 45 min., 55 sec., East), a distance of 4306.30’ (Called 4306.04’) passing a 1” steel rod found for reference, continuing for a total distance of 4347.67’ to a ½” steel rod, capped and marked “SOUTEX”, set for the POINT OF BEGINNING; said ½” steel rod being the Southeast corner of the herein described tract, having a Texas Coordinate of N: 13951147.97, E: 3543941.83;

THENCE, South 86 deg., 35 min., 39 sec., West, a distance of 753.14’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 03 deg ., 11 min., 20 sec., West, a distance of 154.62’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 74 deg., 30 min., 11 sec., West, a distance of 68.73’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

Exhibit B-1

THENCE, on the arc of a curve to the left, having a radius of 100.00’, an arc length of 92.61’, a chord bearing of South 78 deg., 57 min., 56 sec., West, a chord distance of 89.34’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, South 52 deg., 26 min., 02 sec., West, a distance of 1132.90’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 37 deg., 28 min., 51 sec., West, a distance of 125.50’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner; said ½” steel rod being on the East line of a 4.54 acre tract of land for access easement purposes, surveyed this date;

THENCE, on the East line of the 4.54 acre tract, on an arc of a curve to the left, having a radius of 215.00’, an arc length of 78.52’, a chord bearing of North 27 deg., 03 min., 38 sec., East, a chord distance of 78.09’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 16 deg., 35 min., 52 sec., East, a distance of 39.26’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 50 deg., 15 min., 06 sec., West, a distance of 416.42’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 42 deg., 12 min., 51 sec., East, a distance of 82.18’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, South 73 deg., 30 min., 23 sec., East, a distance of 302.90’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 16 deg., 29 min., 37 sec., East, a distance of 356.76’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 73 deg., 02 min., 03 sec., West, a distance of 357.79’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, South 13 deg., 14 min., 55 sec., West, a distance of 277.83’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, South 42 deg., 12 min., 51 sec., West, a distance of 134.08’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 56 deg., 57 min., 32 sec., West, a distance of 546.98’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 77 deg., 33 min., 30 sec., West, a distance of 401.68’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 12 deg., 25 min., 57 sec., East, a distance of 254.03’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

Exhibit B-2

THENCE, North 48 deg., 48 min., 42 sec., West, a distance of 211.56’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 79 deg., 41 min., 50 sec., West, a distance of 239.12’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, South 70 deg., 38 min., 32 sec., West, a distance of 65.21’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, South 42 deg., 12 min., 23 sec., West, a distance of 359.98’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 77 deg., 33 min., 30 sec., West, a distance of 136.53’ to a ½” steel rod, capped and marked “SOUTEX”, set on the Southeast line of Lot 1, Replat of Dupont-Beaumont Works Industrial Parks Subdivision, recorded in File No. 2007037934, Official Public Records, Jefferson County, Texas; said ½” steel rod being the most Southerly Southwest corner of the herein described tract;

THENCE, North 42 deg., 13 min., 14 sec., East, on the Southeast line of said Lot 1, a distance of 62.88’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 03 deg., 30 min., 09 sec., West, continuing on the Southeast line of said Lot 1, a distance of 64.13’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 47 deg., 47 min., 09 sec., West, continuing on the Southeast line of said Lot 1, a distance of 20.30’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 01 deg., 26 min., 29 sec., East, a distance of 77.61’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 80 deg., 06 min., 28 sec., East, a distance of 229.72’, to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 74 deg., 27 min., 41 sec., East, a distance of 116.71’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 50 deg., 18 min., 10 sec., East, a distance of 244.87’, to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 34 deg., 22 min., 35 sec., East, a distance of 211.10’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 38 deg., 19 min., 42 sec., West, a distance of 209.11’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 34 deg., 22 min., 35 sec., East, a distance of 259.94’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

Exhibit B-3

THENCE, North 20 deg., 28 min., 45 sec., West, a distance of 68.47’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 40 deg., 32 min., 18 sec., West, a distance of 172.96’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 65 deg., 14 min., 30 sec., West, a distance of 30.63’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, South 80 deg., 25 min., 08 sec., West, a distance of 187.94’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, South 44 deg., 16 min., 04 sec., West, a distance of 91.63’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, South 33 deg., 02 min., 29 sec., West, a distance of 109.56’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, South 18 deg., 24 min., 11 sec., West, a distance of 125.36’ to a ½” steel rod, capped and marked “SOUTEX’, set for corner;

THENCE, North 39 deg., 41 min., 50 sec., West, a distance of 775.30’ to a ½” steel rod, capped and marked “SOUTEX”, set on the East line of a (Called 461.42) acre tract of land described as “Tract A”, recorded in a deed to Enterprise Beaumont Marine West, LP, formerly known as Oil Tanking Beaumont Partners, LP, recorded in File No. 2001014848, Official Public Records, Jefferson County, Texas;

THENCE, North 28 deg., 21 min., 51 sec., East, on the East line of the (Called 461.42) acre tract, a distance of 204.31’ to a point for corner on the Southerly bank line of the Neches River; said point for corner being the most Westerly Northwest corner of the herein described tract;

THENCE, to points for corners on the Southerly bank line of said Neches River, the following bearings and distances:
North 56 deg., 05 min., 16 sec., East, 150.19’
North 88 deg., 02 min., 34 sec., East, 77.34’
North 59 deg., 55 min., 53 sec., East, 46.57’
North 87 deg., 36 min., 55 sec., East, 74.06’
South 71 deg., 24 min., 48 sec., East, 338.10’
South 48 deg., 27 min., 42 sec., East, 97.46’
South 31 deg., 42 min., 46 sec., East, 498.91’
South 43 deg., 14 min., 00 sec., East, 138.41’
South 62 deg., 43 min., 48 sec., East, 270.31’
South 49 deg., 56 min., 17 sec., East, 237.88’
South 60 deg., 32 min., 31 sec., East, 73.05’
South 42 deg., 05 min., 24 sec., East, 311.71’
South 36 deg., 37 min., 44 sec., East, 275.11’ to a point for corner being the most Easterly corner of Lot 3, File No. 2005033208, Official Public Records, Jefferson County, Texas, same being the most Easterly corner of a (Called 1.544) acre tract of land, described in a deed to Pandora Methanol, LLC, recorded in File No. 2011021592, Official Public Records, Jefferson County, Texas;

Exhibit B-4

THENCE, North 57 deg., 35 min., 05 sec., West, on the Northeast line of said Lot 3, a distance of 233.97’ to a ½” steel rod, capped and marked “SOUTEX”, found for the most Northerly corner of said Lot 3, same being the most Easterly corner of a (Called 7.370) acre tract of land described in a deed to OCI Clean Ammonia, LLC, recorded in File No. 2023018389, Official Public Records, Jefferson County, Texas;

THENCE, North 46 deg., 51 min., 20 sec., West, on the Northeast line of the (Called 7.370) acre tract, a distance of 553.10’ to a ½” steel rod, capped and marked “SOUTEX”, found for corner;

THENCE, North 85 deg., 28 min., 07 sec., West, continuing on the Northeast line of the (Called 7.370) acre tract, a distance of 117.16’ to a ½” steel rod, capped and marked “SOUTEX”, found for corner;

THENCE, North 58 deg., 53 min., 19 sec., West, continuing on the Northeast line of the (Called 7.370) acre tract, a distance of 122.84’ to a ½” steel rod, capped and marked “SOUTEX”, found for corner; said ½” steel rod being the most Northerly corner of the (Called 7.370) acre tract;

THENCE, South 34 deg., 22 min., 35 sec., West, on the West line of the (Called 7.370) acre tract, a distance of 129.48’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, South 33 deg., 52 min., 53 sec., East, continuing on the West line of the (Called 7.370) acre tract, a distance of 173.02’ to a ½” steel rod, capped and marked “SOUTEX”, found for corner;

THENCE, continuing on the West line of the (Called 7.370) acre tract, on an arc of a curve to the right having a radius of 200.00’, an arc length of 189.56’, chord bearing of South, 06 deg., 43 min., 37 sec., East, chord distance of 182.55’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, South 20 deg., 30 min., 54 sec., West, continuing on the West line of the (Called 7.370) acre tract, a distance of 146.93’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, South 47 deg., 47 min., 11 sec., East, continuing on the West line of the (Called 7.370) acre tract, a distance of 64.26’ to a ½” steel rod, capped and marked “SOUTEX”, found for corner;

THENCE, South 76 deg., 14 min., 15 sec., East, continuing on the West line of the (Called 7.370) acre tract, a distance of 48.21’ to a ½” steel rod, capped and marked “SOUTEX”, found for corner;

THENCE, South 46 deg., 10 min., 43 sec., East, continuing on the West line of the (Called 7.370) acre tract, a distance of 57.47’ to a ½” steel rod, capped and marked “SOUTEX”, found for corner;

THENCE, South 02 deg., 57 min., 46 sec., West, continuing on the West line of the (Called 7.370) acre tract, a distance of 299.14’ passing a ½” steel rod, capped and marked “SOUTEX”, found for the most Southerly corner of the (Called 7.370) acre tract, continuing for a total distance of 357.08’ to a  ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 86 deg., 46 min., 30 sec., East, a distance of 128.87’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

Exhibit B-5

THENCE, South 55 deg., 39 min., 05 sec., East, a distance of 217.24’ to a ½” steel rod, capped and marked “SOUTEX”, set for corner;

THENCE, North 30 deg., 12 min., 54 sec., East, a distance of 462.85’ to a ½” steel rod, capped and marked “SOUTEX”, set on the South line of said Lot 3;

THENCE, South 59 deg., 05 min., 57 sec., East, on a portion of the South line of said Lot 3, a distance of 143.06’ to a 5/8” steel rod, found for the most Southerly corner of said Lot 3;

THENCE, South 11 deg., 48 min., 36 sec., West, on a portion of the Southeast line of said Lot 3, a distance of 107.17’ to a point for corner on the Southerly bank line of said Neches River;

THENCE, to points for corners on the Southerly bank line of said Neches River, the following bearings and distances:
South 06 deg., 05 min., 29 sec., East, 48.88’
South 62 deg., 19 min., 32 sec., East, 201.40’
South 85 deg., 06 min., 31 sec., East, 163.48’
North 83 deg., 46 min., 57 sec., East, 35.33’
North 66 deg., 00 min., 06 sec., East, 50.98’
South 87 deg., 03 min., 55 sec., East, 155.41’
South 65 deg., 55 min., 43 sec., East, 79.72’
South 77 deg., 42 min., 58 sec., East, 69.41’
South 61 deg., 09 min., 45 sec., East, 324.40’
South 83 deg., 26 min., 02 sec., East, 69.81’
South 62 deg., 03 min., 27 sec., East, 90.68’
South 47 deg., 35 min., 33 sec., East, 119.79’
South 80 deg., 41 min., 42 sec., East, 341.78’
North 50 deg., 38 min., 52 sec., East, 85.96’
South 82 deg., 29 min., 43 sec., East, 247.88’
South 73 deg., 39 min., 03 sec., East, 271.51’ to a point for corner on the East line of said Lot 2; said point for corner being on the called common line of the William Carroll League, Abstract No. 13 and the J.S. Johnston Survey, Abstract No. 34 and being the most Easterly Northeast corner of the herein described tract;

THENCE, South 02 deg., 54 min., 19 sec., East on the East line of said Lot 2, same being the (Called) common line of the William Carroll League and J.S. Johnston Survey, a distance of 114.30’ to the POINT OF BEGINNING and containing 50.99 acres of land, more or less, save and except the following tract of land:

SAVE & EXCEPT TRACT Lot 17, (2.132) acre tract of land as shown on a survey recorded in File No. 2006048240, Official Public Records, Jefferson County, Texas and being part of Tract VII, a (Called 503.193) acre tract of land, recorded in File No. 2022018289, Official Public Records, Jefferson County, Texas;

BEGINNING at a P.K. nail found disturbed on the Southerly line of said Lot 17, having a Texas Coordinate of N: 13951237.76  E: 3542582.44;

Exhibit B-6

THENCE, North 75 deg., 56 min., 51 sec., West, a distance of 229.80’ to a ½” steel rod, found for the Southwest corner of said Lot 17 and the Southwest corner of the herein described tract;

THENCE, North 16 deg., 03 min., 34 sec., East, a distance of 265.81’ to a ½” steel rod, found for the most Northerly corner of said Lot 17;

THENCE, South 75 deg., 49 min., 54 sec., East, a distance of 323.15’, to a nail found in concrete, for the Northeast corner of said Lot 17;

THENCE, South 39 deg., 46 min., 31 sec., East, a distance of 32.71’, to a ½” steel rod, found for corner;

THENCE, on an arc of a curve to the right having a radius of 95.00’, an arc length of 158.49’, a chord bearing of South 08 deg., 07 min., 33 sec., West, a chord distance of 140.74’ to a point for corner;

THENCE, South 55 deg., 56 min., 20 sec., West, a distance of 63.63’ to a ¾” steel rod found in asphalt for corner;

THENCE, South 74 deg., 04 min., 28 sec., West, a distance of 116.74’ to the POINT OF BEGINNING and containing 2.132 acres of land, more or less.

Exhibit B-7

EXHIBIT B

[Not Used]

Exhibit B-8

EXHIBIT C

2024 Tax-Exempt Facilities

Docks:

•	JTS #1 Barge & Ship Dock

Exhibit C-1

EXHIBIT D

Easements

1.           Permanent Easement Agreement dated as of June 20, 2024, between Jefferson 2020 Bond Borrower LLC, a Delaware limited liability company, as grantor, and Port of Beaumont Navigation District of Jefferson County, Texas, a political subdivision of the State of Texas, as grantee.

Exhibit D-1

EXHIBIT E

Permitted Encumbrances

RESTRICTIONS:

1.  Declaration of Easements and Covenants recorded under County Clerk’s Film Code No. 104-01-0533, and in Special Warranty Deed recorded under County Clerk’s File No. 2014032114 and in Correction Deed recorded under County Clerk’s File No. 2015014620, and in Special Warranty Deed in favor of Jefferson Terminal South LLC recorded under County Clerk’s File No. 2022018289, all in Official Public Records, Jefferson County, Texas; but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3604 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons.

EXCEPTIONS:

a.	Intentionally deleted.

b.	Intentionally deleted.

c.	Rights of tenants in possession.

d.	Any portion of subject property lying within the boundaries of a public or private roadway whether dedicated or not.

e.	Easement:	Pipeline right-of-way and easement
Dated:	November 09, 1901, recorded in Volume 54, Page 234, Deed Records, Jefferson County, Texas.

f.	Easement:	Pipeline right-of-way and easement
Dated:	February 02, 1902, recorded in Volume 58, Page 94, Deed Records, Jefferson County, Texas.

g.	Easement:	Pipeline right-of-way and easement
Dated:	March 01, 1902, recorded in Volume 59, Page 101, Deed Records, Jefferson County, Texas.

h.	Easement:	Pipeline right-of-way and easement
Dated:	April 11, 1902, recorded in Volume 61, Page 131, Deed Records, Jefferson County, Texas.

i.	Easement:	Pipeline right-of-way and easement

Exhibit E-1

Dated:	May 05, 1902, recorded in Volume 61, Page 146, Deed Records, Jefferson County, Texas.

j.	Easement:	Pipeline right-of-way and easement
Dated:	May 05, 1902, recorded in Volume 61, Page 210, Deed Records, Jefferson County, Texas.

k.	Easement:	Pipeline right-of-way and easement
Dated:	June 05, 1903, recorded in Volume 61, Page 466, Deed Records, Jefferson County, Texas.

l.	Easement:	Pipeline right-of-way and easement
Dated:	October 22, 1916, recorded in Volume 177, Page 232, Deed Records, Jefferson County, Texas.

m.	Easement:	Pipeline right-of-way and easement
Dated:	January 07, 1922, recorded in Volume 213, Page 634, Deed Records, Jefferson County, Texas.

n.	Easement:	Pipeline right-of-way and easement
Dated:	June 06, 1922, recorded in Volume 213, Page 636, Deed Records, Jefferson County, Texas.

o.	Intentionally deleted.

p.	Intentionally deleted.

q.	Intentionally deleted.

r.	Intentionally deleted.

s.	Intentionally deleted.

t.	Easement:	Pipeline right-of-way and easement
Dated:	June 06, 1924, recorded in Volume 243, Page 451, Deed Records, Jefferson County, Texas.

u.	Intentionally deleted.

v.	Intentionally deleted.

w.	Easement:	Electric power line easement
Dated:	October 30, 1926, recorded in Volume 276, Page 568, Deed Records, Jefferson County, Texas.

Exhibit E-2

x.	Easement:	Pipeline right-of-way and easement
Dated:	June 07, 1926, recorded in Volume 333, Page 329, Deed Records, Jefferson County, Texas.

y.	Easement:	Pipeline right-of-way and easement
Dated:	November 25, 1929, recorded in Volume 341, Page 8, Deed Records, Jefferson County, Texas.

z.	Intentionally deleted.

Aa.	Easement:	Pipeline right-of-way and easement
Dated:	September 27, 1944, recorded in Volume 560, Page 490, Deed Records, Jefferson County, Texas.

Ab.	Easement:	Pipeline right-of-way and easement
Dated:	July 11, 1952, recorded in Volume 878, Page 541, amended by document recorded in Volume 1545, page 244, Deed Records, Jefferson County, Texas.

Ac.	Terms, Conditions, Stipulations and Easements in the Agreement:
Type:	Crossing Easement Agreement
Dated:	October 22, 1952, recorded in Volume 879, Page 438, Deed Records, Jefferson County, Texas, together with all subsequent agreements, assignments and estoppels.

Ad.	Intentionally deleted.

Ae.	Intentionally deleted.

Af.	Intentionally deleted.

Ag.	Intentionally deleted.

Ah.	Intentionally deleted.

Ai.	Intentionally deleted.

Aj.	Intentionally deleted.

Ak.	Intentionally deleted.

Al.	Intentionally deleted.

Am.	Intentionally deleted.

Exhibit E-3

An.	Intentionally deleted.

Ao.	Intentionally deleted.

Ap.	Intentionally deleted.

Aq.	Intentionally deleted.

Ar.	Intentionally deleted.

As.	Intentionally deleted.

At.	Intentionally deleted.

Au.	Intentionally deleted.

Av.	Intentionally deleted.

Aw.	Intentionally deleted.

Ax.	Intentionally deleted.

Ay.	Intentionally deleted.

Az.	Easement:	Pipeline right-of-way and easement
Dated:	April 22, 1982, recorded in Volume 2383, Page 136, Deed Records, Jefferson County, Texas.

Ba.	Intentionally deleted.

Bb.	Intentionally deleted.

Bc.	Intentionally deleted.

Bd.	Intentionally deleted.

Be.	Intentionally deleted.

Bf.	Intentionally deleted.

Bg.	Intentionally deleted.

Bh.	Intentionally deleted.

Bi.	Easement:	Fiber optics cable easement

Exhibit E-4

Dated:	October 06, 1993, recorded under County Clerk’s File No. 9406399, Official Public Records, Jefferson County, Texas.

Bj.	Intentionally deleted.

Bk.	Intentionally deleted.

Bl.	Intentionally deleted.

Bm.	Intentionally deleted.

Bn.	Easement:	Pipeline right-of-way and easement
Dated:	March 17, 2009, recorded under County Clerk’s File No. 2011013119, Official Public Records, Jefferson County, Texas.

Bo.	Intentionally deleted.

Bp.	Terms, provisions, conditions and disclosures set out in Affidavit recorded on May 24, 1976, in Volume 1937, Page 14, Deed Records, Jefferson County, Texas.

Bq.	Intentionally deleted.

Br.	Terms, provisions, conditions and disclosures set out in Affidavit recorded on July 07, 1979, in Volume 2163, Page 188, Deed Records, Jefferson County, Texas.

Bs.	Intentionally deleted.

Bt.	Terms, provisions, conditions and disclosures set out in Affidavit recorded on November 01, 1979, in Volume 2188, Page 54, Deed Records, Jefferson County, Texas.

Bu.	Terms, provisions, conditions and disclosures set out in Affidavit recorded on November 01, 1979, in Volume 2188, Page 57, Deed Records, Jefferson County, Texas.

Bv.	Intentionally deleted.

Bw.	Intentionally deleted.

Bx.	Terms, provisions, conditions and disclosures set out in Affidavit recorded on March 11, 1985, under Film Code No. 100-94-1727, Official Public Records, Jefferson County, Texas.

By.	Terms, provisions, conditions and disclosures set out in Affidavit recorded on March 11, 1985, under Film Code No. 100-94-1732, Official Public Records, Jefferson County, Texas.

Exhibit E-5

Bz.	Terms, provisions, conditions and disclosures set out in Affidavit recorded on August 25, 1989, under Film Code No. 102-82-0524, Official Public Records, Jefferson County, Texas.

Ca.	Intentionally deleted.

Cb.	Intentionally deleted.

Cc.	Intentionally deleted.

Cd.	Intentionally deleted.

Ce.
Terms, provisions, conditions and disclosures set out in Industrial Solid Waste Certification of Remediation recorded on July 22, 2008, under County Clerk’s File No. 2008026165, Official Public Records, Jefferson County, Texas.

Cf.
Mineral and/or royalty interest:
Recorded:            January 30, 1926, in Volume 265, Page 258, Deed Records, Jefferson County, Texas; and being subject to all the terms, conditions and stipulations contained therein.  Title to said interest not checked subsequent to date of aforesaid instrument.

Cg.
Mineral and/or royalty interest:
Recorded:            June 07, 1934, in Volume 387, Page 208, Deed Records, Jefferson County, Texas; and being subject to all the terms, conditions and stipulations contained therein.  Title to said interest not checked subsequent to date of aforesaid instrument.

Ch.
Mineral and/or royalty interest:
Recorded:            May 19, 1939, in Volume 465, Page 60, Deed Records, Jefferson County, Texas; and being subject to all the terms, conditions and stipulations contained therein.  Title to said interest not checked subsequent to date of aforesaid instrument.

Ci.
Mineral and/or royalty interest:
Recorded:            November 25, 1946, in Volume 645, Page 70, Deed Records, Jefferson County, Texas; and being subject to all the terms, conditions and stipulations contained therein.  Title to said interest not checked subsequent to date of aforesaid instrument.

Cj.
Mineral and/or royalty interest:
Recorded:             December 21, 1951, in Volume 845, Page 41, Deed Records, Jefferson County, Texas; and being subject to all the terms, conditions and stipulations contained therein.  Title to said interest not checked subsequent to date of aforesaid instrument.

Ck.
Mineral and/or royalty interest:
Recorded:            December 21, 1951, in Volume 845, Page 48, Deed Records, Jefferson County, Texas; and being subject to all the terms, conditions and stipulations contained therein.  Title to said interest not checked subsequent to date of aforesaid instrument.

Exhibit E-6

Cl.
Mineral and/or royalty interest:
Recorded:             December 21, 1951, in Volume 845, Page 63, Deed Records, Jefferson County, Texas; and being subject to all the terms, conditions and stipulations contained therein.  Title to said interest not checked subsequent to date of aforesaid instrument.

Cm.
Mineral and/or royalty interest:
Recorded:             December 21, 1951, in Volume 845, Page 73, Deed Records, Jefferson County, Texas; and being subject to all the terms, conditions and stipulations contained therein.  Title to said interest not checked subsequent to date of aforesaid instrument.

Cn.	Intentionally deleted.

Co.	Intentionally deleted.

Cp.	Intentionally deleted.

Cq.	Intentionally deleted.

Cr.
Mineral and/or royalty interest:
Recorded:            June 28, 1967, in Volume 1507, Page 91, Deed Records, Jefferson County, Texas; and being subject to all the terms, conditions and stipulations contained therein.  Title to said interest not checked subsequent to date of aforesaid instrument.

Cs.	Intentionally deleted.

Ct.	Intentionally deleted.

Cu.	Intentionally deleted.

Cv.	Intentionally deleted.

Cw.
Mineral and/or royalty interest:
Recorded:             November 13, 1987, under Film Code No. ###-##-####, Official Public Records, Jefferson County, Texas; and being subject to all the terms, conditions and stipulations contained therein.  Title to said interest not checked subsequent to date of aforesaid instrument.

Cx.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein:
Recorded:              October 04, 1951, in Volume 831, page 293, Deed Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Cy.	Intentionally deleted.

Exhibit E-7

Cz.	Intentionally deleted.

Da.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:              September 20, 2000, under County Clerk’s File No. 2000035912, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Db.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:               September 20, 2000, under County Clerk’s File No. 2000035916, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Dc.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:              November 29, 2000, under County Clerk’s File No. 2000044371, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Dd.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:              November 30, 2000, under County Clerk’s File No. 2000044609, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

De.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Leases:
Recorded:          July 07, 2004, under County Clerk’s File No’s. 2004026044, 2004026093, 2004026094, 2004026095, 2004026096, 2004026097, 2004026098, 2004026099, 2004026100, 2004026101, 2004026102, 2004026103, 2004026104, 2004026105, 2004026106, 2004026107, 2004026108, 2004026109, 2004026110, 2004026111, 2004026112 and 2004026113, amended by documents recorded under County Clerk’s File No’s. 2005043137, 2005043139, 2005043140, 2005043141, 2005043146, 2005043147, 2005043148, 2005043150, 2005043151, 2005043153, 2006041752, 2006041754, 2006041755, 2006041756, 2006041758, 2006041759, 2006041760, 2006041761, 2006041762, 2006041763, 2006041764, 2006041765, 2006041766, 2006041767, 2006041768, 2006043040, 2006043041, 2006043042, 2006043043, 2006043044 and 2006043045, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instruments.

Exhibit E-8

Df.	Memorandum of Option to Acquire Oil & Gas Lease recorded on May 22, 2008, under County Clerk’s File No. 2008018441, Official Public Records, Jefferson County, Texas.

Dg.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:            October 21, 2010, under County Clerk’s File No. 2010038786, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Dh.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:          October 21, 2010, under County Clerk’s File No. 2010038787, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Di.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:            October 21, 2010, under County Clerk’s File No. 2010038788, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Dj.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:            October 21, 2010, under County Clerk’s File No. 2010038789, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Dk.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:          October 21, 2010, under County Clerk’s File No. 2010038790, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Dl.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:            October 21, 2010, under County Clerk’s File No. 2010038791, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Exhibit E-9

Dm.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:            October 21, 2010, under County Clerk’s File No. 2010038792, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Dn.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:            October 21, 2010, under County Clerk’s File No. 2010038793, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Do.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:          October 21, 2010, under County Clerk’s File No. 2010038794, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Dp.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:          October 21, 2010, under County Clerk’s File No. 2010038795, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Dq.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:          October 21, 2010, under County Clerk’s File No. 2010038796, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Dr.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:          October 21, 2010, under County Clerk’s File No. 2010038797, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Ds.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:          October 21, 2010, under County Clerk’s File No. 2010038798, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Exhibit E-10

Dt.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:          October 21, 2010, under County Clerk’s File No. 2010038799, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Du.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:          October 21, 2010, under County Clerk’s File No. 2010038800, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Dv.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:          October 21, 2010, under County Clerk’s File No. 2010038801, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Dw.
Oil, Gas and Mineral Lease, and all terms, conditions and stipulations therein, disclosed by Memorandum of Lease:
Recorded:          October 21, 2010, under County Clerk’s File No. 20100388802, Official Public Records, Jefferson County, Texas; together with all royalties, bonuses and rentals and all rights, expressed or implied. Title to said interest not checked subsequent to date of aforesaid instrument.

Dx.	Intentionally deleted.

Dy.	Intentionally deleted.

Dz.	Inclusion within Jefferson County Drainage District No. 7.

Ea.	Intentionally deleted.

Eb.	Intentionally deleted.

Ec.	Intentionally deleted.

Exhibit E-11

Ed.	Intentionally deleted.

Ee.	Easement for access as set forth in instrument recorded under County Clerk’s File No. 2014011093, Official Public Records, Jefferson County, Texas.

Ef.	Intentionally deleted.

Eg.	Intentionally deleted.

Eh.	Intentionally deleted.

Ei.	Easements granted to Pandora Methanol LLC as set forth in Deed recorded under County Clerk’s File No. 2011021593, Official Public Records, Jefferson County, Texas.

Ej.	Survey Matters from survey dated June 19, 2024, prepared by Anthony M. Leger, Registered Professional Land Surveyor No. 5481:
1.	Intentionally deleted.
2.	Intentionally deleted.
3.	Intentionally deleted.
4.	Intentionally deleted.
5.	Intentionally deleted.
6.	Intentionally deleted.
7.	Portions of the property contain areas designated as wetlands according to the National Wetland Inventory Map;
8.	Drilling Agreement as set forth in Volume 845, page 100, Deed Records, Jefferson County, Texas. (Affects Parcel One and Parcel Three, Tract I and II)

Ek.	Intentionally deleted.

El.	Intentionally deleted.

Em.	Intentionally deleted.

En.	Intentionally deleted.

Eo.	Intentionally deleted.

Ep.	Intentionally deleted.

Eq.	Unrecorded Easement on Coastal Public Lands – Easement No. CE-80-040, from the State of Texas to E.I. du Pont de Nemours and Company dated December 31, 1980.

Er.	Intentionally deleted.

Es.	Intentionally deleted.

Exhibit E-12

Et.	Intentionally deleted.

Eu.	Intentionally deleted.

Ev.
Terms and provisions of Easement Agreement by and between Chemours Company FC, LLC, et al and Lucite International, Inc., et al dated January 1, 2016, filed February 29, 2016, recorded in Clerk’s File No. 2016006279, Official Public Records of Jefferson County, Texas.

Ew.	Intentionally deleted.

Ex.	Intentionally deleted.

Ey.	Intentionally deleted.

Ez.	Intentionally deleted.

Fa.	Intentionally deleted.

Fb.
Easement executed by The Chemours Company FC, LLC to FHR Crockett Acquisition Company, dated April 16, 2020, filed December 22, 2020, recorded in Clerk’s File No. 2020039006, Official Public Records of Jefferson County, Texas.

Fc.
Right of Way as set forth in instrument from E.I. Du Pont De Nemours and Company to The Chemours Company FC, LLC, recorded under County Clerk’s File No. 2014032114 and in Correction Deed recorded in County Clerk’s File No. 2015014620, both in the Official Public Records of Jefferson County, Texas.

Fd.	Intentionally deleted.

Fe.	Intentionally deleted.

Ff.	Intentionally deleted.

Fg.	Intentionally deleted.

Fh.	Intentionally deleted.

Fi.	Intentionally deleted.

Fj.	Intentionally deleted.

Fk.
Unrecorded lease dated December 8, 2004, between DuPont, as landlord, and United States of America; Assignment and Assumption of U.S. Government Lease for Real Property recorded under County Clerk’s File No. 2022018463, Official Public Records of Jefferson County, Texas.

Exhibit E-13

Fl.
Terms, conditions, restrictions and reservations set forth in Special Warranty Deed from The Chemours Company FC, LLC to Jefferson Terminal South LLC recorded in County Clerk’s File No. 2022018289, Official Public Records of Jefferson County, Texas.

Fm.
Terms and conditions of that certain Ground Lease and Agreement dated as of June 20, 2024, as evidenced by Memorandum of Ground Lease and Agreement dated as of June 20, 2024, by and between Port of Beaumont Navigation District of Jefferson County, Texas and Jefferson 2020 Bond Borrower LLC and Jefferson 2020 Bond Lessee LLC, filed for record in the Official Public Record of Jefferson County, Texas.

Fn.
All leases, grants, exceptions or reservations of coal, lignite, oil, gas and other minerals, together with all rights, privileges, and immunities relating thereto, appearing in the Public Records whether listed in Schedule B or not.  There may be leases, grants, exceptions or reservations of mineral interest that are not listed.

Fo.
Any titles or rights asserted by anyone, including, but not limited to, persons, corporations, governments or other entities to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs, or oceans, or to any land extending from the line of mean low tide to the line of vegetation, or to lands beyond the line of the harbor or bulkhead lines as established or changed by any government, or to filled in lands, or artificial islands, or to riparian rights or other statutory water rights, or the rights or interests of the State of Texas or the public generally in the area extending from the line of mean low tide to the line of vegetation or their right of access thereto, or right of easement along and across the same.

Fp.
The powers of the United States of America and the State of Texas, arising by reason of their control over navigable waters in the interest of navigation and commerce, including but not limited to any power to cause removal of filled land and improvements without payment of compensation, over any portion of the Land that is now or formerly was lying under navigable waters.

Fq.
Changes in area or boundary lines of the Land by reason of any change in the course of the Neches River by accretion, erosion, avulsion, alluvion or combination thereof, whether occurring naturally or by artificial means.

Fr.
Memorandum of MCA Access Agreement dated November 1, 2022, by and between Jefferson Terminal South LLC and Mitsubishi Chemical America, Inc., Methacrylates Division, recorded under County Clerk’s File No. 2022037643, Official Public Records of Jefferson County, Texas.

Fs.	Intentionally deleted.

Exhibit E-14

Ft.	Intentionally deleted.

Fu.
Easement Agreement executed by Jefferson Terminal South LLC and OCI Clean Ammonia LLC dated June 30, 2023 recorded under County Clerk’s File No. 2023018390, Official Public Records of Jefferson County, Texas; Amendment to Easement Agreement filed September 26, 2023, under County  Clerk’s File No. 2023027047, Official Public Records of Jefferson County, Texas.

Fv.
Easement Agreement executed by Jefferson Terminal South LLC and OCI Clean Ammonia LLC dated June 30, 2023 recorded under County Clerk’s File No. 2023018391, Official Public Records of Jefferson County, Texas.

Fw.	Intentionally deleted.

Fx.	Intentionally deleted.

Fy.	Intentionally deleted.

Fz.	Intentionally deleted.

Ga.
Terms provisions and obligations of that certain Permanent Easement Agreement (Surface Access) dated as of June 20, 2024, by and between Jefferson 2020 Bond Borrower LLC (as Grantor) and Port of Beaumont Navigation District of Jefferson County, Texas (as Grantee), filed for record in the Official Public Records of Jefferson County, Texas.

Gb.
Permanent Easement Agreement dated as of June 20, 2024, by and between Port of Beaumont Navigation District of Jefferson County, Texas (as Grantor) and Jefferson Terminal South LLC (as Grantee), filed for record in the Official Public Records of Jefferson County, Texas.

Gc.
Permanent Easement Agreement dated as of June 20, 2024, by and between Jefferson 2020 Bond Borrower LLC (as Grantor) and Jefferson Terminal South LLC (as Grantee) filed for record in the Official Public Records of Jefferson County, Texas.

Gd.
Terms, provisions and obligations of that certain Non-exclusive Easement Estate  by virtue of that certain Permanent Easement Agreement dated as of June 20, 2024, by and between Port of Beaumont Navigation District of Jefferson County, Texas (as Grantor) and Jefferson 2020 Bond Borrower LLC (as Grantee), filed for record in the Official Public Records of Jefferson County, Texas.

Ge.
Two (2) proposed 20’ wide pipeline easements and a proposed Ammonia Metering Area, and a proposed 2’ wide Discharge pipeline easement, as shown on survey prepared by Anthony M. Leger, Registered Professional Land Surveyor No. 5481, dated June 4, 2024.

Gf.	Intentionally deleted.

Exhibit E-15

Gg.
Memorandum of Pipeline Easement Agreement  by and between Jefferson Terminal South LLC and OCI Clean Ammonia LLC. effective June 6, 2024, filed in the Official Public Records of Jefferson County, Texas.

Gh.	Intentionally deleted.

Gi.
Covenants, reservations and encumbrances in Special Warranty Deed by and between Jefferson Terminal South LLC and Jefferson 2020 Bond Borrower LLC dated as of June 20, 2024, filed in the Official Public Records of Jefferson County, Texas.

Gj.
Covenants and reservations in Special Warranty Deed by and between Jefferson 2020 Bond Borrower LLC and Port of Beaumont Navigation District of Jefferson County dated as of June 20, 2024, filed in the Official Public Records of Jefferson County, Texas.

Gk.
Terms and provisions of that certain Facilities Lease and Development Agreement dated as of June 20, 2024, as evidenced by Memorandum of Facilities Lease and Development Agreement dated June 20, 2024 by and between Port of Beaumont Navigation District of Jefferson County, Texas and Jefferson 2020 Bond Lessee LLC, filed in the Official Public Records of Jefferson County, Texas.

Gl.
Terms and provisions of that certain Sublease Agreement dated as of June 20, 2024, as evidenced by Memorandum of Sublease Agreement dated June 20, 2024 by and between Jefferson 2020 Bond Borrower LLC and Jefferson 2020 Bond Lessee LLC,  filed in the Official Public Records of Jefferson County, Texas.

 Exhibit E-16